UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

Fidelity®

Contrafund®

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	16.26%	1.97%	9.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending December 31, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Stocks began the year on a high note, with an improving U.S. economy and proposed bailouts in Europe buoying equities in the first quarter. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Within the S&P 500®, the financials and consumer discretionary sectors significantly outpaced the benchmark, while utilities and energy lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.48%.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Retail Class shares returned 16.26%, slightly ahead of the S&P 500®. Stock selection drove results versus the index, led by picks in technology, where I've had a strong commitment for many years. Here, market leader Apple was by far the fund's top individual contributor. Its shares rose roughly 33% for the year, despite a weak fourth quarter. The fund also was helped by largely avoiding the weak utilities sector and large energy stocks, based on their inferior relative earnings prospects. This included integrated oil firm and index component Exxon Mobil, which underperformed. Electronic payment leader Visa also notably contributed, fueled by strong earnings. Conversely, the fund was hurt by underweighting the rebounding diversified financials group, as large banks such as Bank of America - which I did not own - and JPMorgan Chase rose sharply with the improving U.S. economy. Weak sales hurt fast-food chain McDonald's. Concerns about intensified competition hurt Internet search giant Google, another of the fund's largest holdings. A cash position also detracted, given the market's strong advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Contrafund	.76%
Actual		$ 1,000.00	$ 1,048.20	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Class K	.64%
Actual		$ 1,000.00	$ 1,048.80	$ 3.30
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.3	9.0
Google, Inc. Class A	5.3	4.3
Berkshire Hathaway, Inc. Class A	3.5	3.3
Wells Fargo & Co.	2.5	2.4
The Coca-Cola Co.	2.5	2.7
The Walt Disney Co.	2.3	2.3
Noble Energy, Inc.	2.1	1.8
Visa, Inc. Class A	1.9	1.5
TJX Companies, Inc.	1.8	1.9
Amazon.com, Inc.	1.8	1.4
	31.0
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.9	27.7
Consumer Discretionary	20.0	22.7
Financials	13.3	11.2
Health Care	12.0	9.5
Consumer Staples	9.3	9.2
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 98.7%		Stocks 92.9%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.2%		Short-Term Investments and Net Other Assets (Liabilities) 6.9%
* Foreign investments	12.9%	**Foreign investments	11.6%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 0.2%
Hyundai Motor Co.	397,072	$ 82,388
Tesla Motors, Inc. (a)	1,968,741	66,681
		149,069
Distributors - 0.1%
LKQ Corp. (a)	4,361,714	92,032
Diversified Consumer Services - 0.0%
Kroton Educacional SA (a)	593,500	13,567
Hotels, Restaurants & Leisure - 3.9%
Chipotle Mexican Grill, Inc. (a)(e)	2,029,039	603,558
Dunkin' Brands Group, Inc. (d)(e)	7,147,490	237,154
Galaxy Entertainment Group Ltd. (a)	11,114,000	44,565
InterContinental Hotel Group PLC	598,173	16,773
McDonald's Corp.	14,681,486	1,295,054
Paddy Power PLC (Ireland)	118,935	9,818
Panera Bread Co. Class A (a)	81,215	12,899
Starbucks Corp.	10,106,992	541,937
Tim Hortons, Inc. (Canada) (e)	11,216,732	550,631
		3,312,389
Household Durables - 1.2%
D.R. Horton, Inc. (e)	16,358,553	323,572
Lennar Corp. Class A	5,360,000	207,271
PulteGroup, Inc. (a)	18,890,934	343,059
Ryland Group, Inc.	1,344,500	49,074
Toll Brothers, Inc. (a)	2,603,900	84,184
Whirlpool Corp.	243,694	24,796
		1,031,956
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	5,901,237	1,482,037
Expedia, Inc.	644,487	39,604
Liberty Media Corp.:
Interactive Series A (a)	2,547,100	50,127
Series A (a)	84,460	5,723
Priceline.com, Inc. (a)	802,600	498,575
TripAdvisor, Inc.	6,025,610	252,835
		2,328,901
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	1,431,652	120,474
Media - 5.6%
Comcast Corp. Class A	25,406,478	949,694
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc. (a)(e)	16,352,942	$ 1,038,085
Legend Pictures LLC (a)(g)(h)	52,165	96,671
Liberty Global, Inc. Class A (a)	2,185,600	137,671
Liberty Media Corp. Capital Series A (a)	1,881,461	218,268
Naspers Ltd. Class N	1,454,963	93,227
Sirius XM Radio, Inc. (d)	46,725,018	135,035
The Walt Disney Co.	39,305,919	1,957,042
Time Warner Cable, Inc.	1,025,057	99,625
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	41,234	15,463
		4,740,781
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	4,753,220	192,791
Dollarama, Inc. (f)	410,655	24,345
		217,136
Specialty Retail - 4.2%
Bed Bath & Beyond, Inc. (a)	9,368,900	523,815
Dick's Sporting Goods, Inc.	1,658,323	75,437
Fast Retailing Co. Ltd.	200,000	51,042
Five Below, Inc. (d)	537,441	17,220
Foot Locker, Inc.	3,144,100	100,988
Gap, Inc.	2,109,900	65,491
GNC Holdings, Inc.	1,061,300	35,320
Home Depot, Inc.	3,062,900	189,440
Inditex SA	209,424	29,425
Penske Automotive Group, Inc.	1,856,856	55,873
PetSmart, Inc.	2,222,619	151,894
Ross Stores, Inc.	7,963,188	431,207
TJX Companies, Inc.	35,305,965	1,498,738
Ulta Salon, Cosmetics & Fragrance, Inc.	1,738,542	170,829
Urban Outfitters, Inc. (a)	3,848,500	151,477
		3,548,196
Textiles, Apparel & Luxury Goods - 1.6%
lululemon athletica, Inc. (a)	454,300	34,631
Luxottica Group SpA	1,310,687	54,098
LVMH Moet Hennessy - Louis Vuitton SA	348,000	64,226
Michael Kors Holdings Ltd.	1,623,400	82,842
NIKE, Inc. Class B	13,337,252	688,202
PVH Corp.	426,600	47,357
Salvatore Ferragamo Italia SpA	286,688	6,347
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)	4,767,322	$ 231,358
VF Corp.	932,273	140,745
		1,349,806
TOTAL CONSUMER DISCRETIONARY		16,904,307
CONSUMER STAPLES - 9.3%
Beverages - 3.4%
Anheuser-Busch InBev SA NV ADR	5,067,400	442,941
Boston Beer Co., Inc. Class A (a)(d)	538,407	72,389
Coca-Cola Icecek A/S	31,979	663
Diageo PLC sponsored ADR	1,049,400	122,339
Dr. Pepper Snapple Group, Inc.	2,881,400	127,300
The Coca-Cola Co.	58,272,982	2,112,396
		2,878,028
Food & Staples Retailing - 2.6%
Bim Birlesik Magazalar A/S JSC	293,153	14,338
Costco Wholesale Corp.	5,998,623	592,484
CVS Caremark Corp.	10,048,000	485,821
Fresh Market, Inc. (a)	1,452,437	69,848
Wal-Mart Stores, Inc.	13,839,600	944,276
Whole Foods Market, Inc.	661,350	60,401
		2,167,168
Food Products - 0.6%
Associated British Foods PLC	3,742,070	95,604
Calbee, Inc.	196,800	13,867
Kraft Foods Group, Inc.	963,066	43,791
Mondelez International, Inc.	7,450,700	189,769
Orion Corp.	58,453	60,348
Want Want China Holdings Ltd.	72,985,000	102,282
		505,661
Household Products - 1.8%
Colgate-Palmolive Co.	12,563,007	1,313,337
Kimberly-Clark Corp.	2,438,200	205,857
		1,519,194
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	13,525,600	809,642
TOTAL CONSUMER STAPLES		7,879,693
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 5.6%
Energy Equipment & Services - 0.2%
Cameron International Corp. (a)	425,300	$ 24,012
Schlumberger Ltd.	1,597,718	110,706
Seadrill Partners LLC	195,600	5,017
		139,735
Oil, Gas & Consumable Fuels - 5.4%
Americas Petrogas, Inc. (a)(f)	3,562,500	10,744
Anadarko Petroleum Corp.	7,510,804	558,128
Birchcliff Energy Ltd. (a)	5,035,600	37,766
Birchcliff Energy Ltd. (f)	1,900,000	14,250
Cabot Oil & Gas Corp.	1,533,501	76,276
Canadian Natural Resources Ltd.	936,812	26,973
Cobalt International Energy, Inc. (a)	1,321,200	32,449
Concho Resources, Inc. (a)	1,825,959	147,099
Continental Resources, Inc. (a)	1,442,492	106,009
Cosan Ltd. Class A	717,237	12,415
Energy XXI (Bermuda) Ltd.	402,745	12,964
EOG Resources, Inc.	5,739,257	693,245
HollyFrontier Corp.	804,200	37,436
Madalena Ventures, Inc. (f)	9,370,500	3,627
Marathon Petroleum Corp.	3,746,629	236,038
Murphy Oil Corp.	1,710,100	101,836
Noble Energy, Inc. (e)	17,484,009	1,778,823
Occidental Petroleum Corp.	1,652,019	126,561
PBF Energy, Inc.	1,142,238	33,182
Phillips 66	4,262,300	226,328
TAG Oil Ltd. (a)	1,065,143	6,104
TAG Oil Ltd. (f)	1,365,935	7,827
Tesoro Corp.	739,467	32,574
Tourmaline Oil Corp. (a)	6,200,700	194,680
Tourmaline Oil Corp. (a)(f)	1,363,300	42,803
TransAtlantic Petroleum Ltd. (a)(f)	1,734,051	1,439
Ultrapar Participacoes SA	899,500	20,580
		4,578,156
TOTAL ENERGY		4,717,891
FINANCIALS - 13.3%
Capital Markets - 0.3%
Bank of New York Mellon Corp.	672,000	17,270
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Charles Schwab Corp.	997,500	$ 14,324
Goldman Sachs Group, Inc.	347,800	44,365
Morgan Stanley	2,406,700	46,016
State Street Corp.	2,594,400	121,963
T. Rowe Price Group, Inc.	275,000	17,911
		261,849
Commercial Banks - 4.3%
Bank of Ireland (a)	1,355,755,122	205,718
BB&T Corp.	3,228,700	93,987
Fifth Third Bancorp	3,738,500	56,788
HDFC Bank Ltd. sponsored ADR	769,541	31,336
M&T Bank Corp.	1,785,903	175,858
Metro Bank PLC Class A (a)(e)(h)	2,671,250	43,393
PNC Financial Services Group, Inc.	3,299,592	192,399
Royal Bank of Canada	750,000	45,149
U.S. Bancorp	20,941,329	668,866
Wells Fargo & Co.	62,253,197	2,127,814
		3,641,308
Consumer Finance - 0.9%
American Express Co.	9,866,900	567,149
Capital One Financial Corp.	3,071,816	177,950
		745,099
Diversified Financial Services - 0.5%
Citigroup, Inc.	4,962,702	196,324
JPMorgan Chase & Co.	4,560,232	200,513
Kotak Mahindra Bank Ltd.	1,183,309	14,141
		410,978
Insurance - 6.0%
ACE Ltd.	7,513,600	599,585
Admiral Group PLC	2,127,961	40,535
AIA Group Ltd.	67,215,000	266,597
Berkshire Hathaway, Inc. Class A (a)	22,342	2,995,169
Direct Line Insurance Group PLC	15,998,500	56,633
Fairfax Financial Holdings Ltd. (sub. vtg.)	152,622	55,014
Marsh & McLennan Companies, Inc.	5,108,433	176,088
The Chubb Corp.	7,414,074	558,428
The Travelers Companies, Inc.	4,817,828	346,016
		5,094,065
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
American Tower Corp.	8,290,300	$ 640,591
Real Estate Management & Development - 0.5%
BR Malls Participacoes SA	18,058,000	241,164
Kennedy-Wilson Holdings, Inc.	1,402,800	19,611
Realogy Holdings Corp.	2,945,674	123,600
		384,375
TOTAL FINANCIALS		11,178,265
HEALTH CARE - 11.9%
Biotechnology - 4.6%
Aegerion Pharmaceuticals, Inc. (a)	434,980	11,044
Alexion Pharmaceuticals, Inc. (a)	3,479,760	326,436
Amgen, Inc.	11,755,472	1,014,732
ARIAD Pharmaceuticals, Inc. (a)	2,755,323	52,847
Biogen Idec, Inc. (a)	8,813,400	1,292,661
BioMarin Pharmaceutical, Inc. (a)	1,739,560	85,673
Celgene Corp. (a)	1,992,391	156,841
CSL Ltd.	565,138	31,906
Gilead Sciences, Inc. (a)	6,377,400	468,420
Grifols SA ADR	2,719,557	70,518
Intercept Pharmaceuticals, Inc.	574,200	19,661
Medivation, Inc. (a)	1,337,294	68,416
Merrimack Pharmaceuticals, Inc.	1,976,031	12,034
Onyx Pharmaceuticals, Inc. (a)	546,700	41,292
Puma Biotechnology, Inc.	1,122,700	21,051
Regeneron Pharmaceuticals, Inc. (a)	1,042,983	178,423
Rigel Pharmaceuticals, Inc. (a)	1,093,800	7,110
Theravance, Inc. (a)	700,000	15,589
		3,874,654
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	2,948,000	196,514
Boston Scientific Corp. (a)	956,300	5,480
CareFusion Corp. (a)	621,900	17,774
Covidien PLC	1,832,700	105,820
Cyberonics, Inc. (a)	713,982	37,505
Intuitive Surgical, Inc. (a)	689,143	337,935
Medtronic, Inc.	1,594,100	65,390
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	949,800	$ 52,068
Varian Medical Systems, Inc. (a)	241,600	16,970
		835,456
Health Care Providers & Services - 1.0%
Acadia Healthcare Co., Inc. (a)	1,002,300	23,384
Catamaran Corp. (a)	1,750,910	82,485
CIGNA Corp.	1,472,500	78,720
DaVita, Inc. (a)	659,300	72,872
Express Scripts Holding Co. (a)	132,328	7,146
Henry Schein, Inc. (a)	1,014,000	81,586
McKesson Corp.	618,400	59,960
UnitedHealth Group, Inc.	7,756,600	420,718
		826,871
Health Care Technology - 0.7%
athenahealth, Inc. (a)	1,371,392	100,729
Cerner Corp. (a)	6,251,149	485,339
		586,068
Life Sciences Tools & Services - 0.6%
Fluidigm Corp. (a)(h)	1,027,387	14,702
Mettler-Toledo International, Inc. (a)(e)	2,397,775	463,490
PerkinElmer, Inc.	63,857	2,027
Waters Corp. (a)	691,147	60,213
		540,432
Pharmaceuticals - 4.0%
Abbott Laboratories	12,229,755	801,049
Allergan, Inc.	515,462	47,283
Bayer AG	3,969,055	378,496
Bristol-Myers Squibb Co.	1,292,092	42,109
Eli Lilly & Co.	2,981,300	147,038
Johnson & Johnson	6,939,000	486,424
Merck & Co., Inc.	5,472,700	224,052
Mylan, Inc. (a)	2,746,722	75,480
Novartis AG sponsored ADR	974,900	61,711
Novo Nordisk A/S Series B	3,350,581	545,597
Perrigo Co.	2,519,878	262,143
Pfizer, Inc.	3,077,900	77,194
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada) (a)	815,877	$ 48,672
Watson Pharmaceuticals, Inc. (a)	1,966,100	169,085
		3,366,333
TOTAL HEALTH CARE		10,029,814
INDUSTRIALS - 5.5%
Aerospace & Defense - 0.1%
Honeywell International, Inc.	292,627	18,573
United Technologies Corp.	535,000	43,875
		62,448
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	87,925	5,559
FedEx Corp.	534,021	48,980
		54,539
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	265,000	9,975
Fortune Brands Home & Security, Inc. (a)	2,738,000	80,004
		89,979
Commercial Services & Supplies - 0.5%
ADT Corp.	2,653,550	123,364
Edenred SA	1,920,381	59,394
Stericycle, Inc. (a)	2,964,008	276,453
Swisher Hygiene, Inc. (a)	6,357,060	10,012
		469,223
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	212,500	9,046
Electrical Equipment - 0.3%
AMETEK, Inc.	240,000	9,017
Generac Holdings, Inc.	288,475	9,898
Roper Industries, Inc.	2,225,714	248,123
		267,038
Industrial Conglomerates - 1.1%
3M Co.	1,604,300	148,959
Danaher Corp.	12,189,227	681,378
General Electric Co.	6,066,200	127,330
		957,667
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.5%
Deere & Co.	383,200	$ 33,116
Fanuc Corp.	274,200	51,015
Illinois Tool Works, Inc.	2,991,310	181,902
PACCAR, Inc.	806,700	36,471
Rexnord Corp.	1,116,700	23,786
Snap-On, Inc.	787,999	62,244
Wabtec Corp.	5,600	490
		389,024
Professional Services - 0.4%
Bureau Veritas SA	314,600	35,276
Experian PLC	8,489,202	136,820
IHS, Inc. Class A (a)	275,857	26,482
On Assignment, Inc. (a)	1,287,883	26,118
Verisk Analytics, Inc. (a)	2,177,800	111,068
		335,764
Road & Rail - 1.9%
Canadian Pacific	5,933,800	601,911
J.B. Hunt Transport Services, Inc.	1,773,130	105,874
Localiza Rent A Car SA	1,364,500	25,291
Union Pacific Corp.	6,694,454	841,627
		1,574,703
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	1,624,500	34,927
Class A (a)	4,145,725	89,133
Mills Estruturas e Servicos de Engenharia SA	998,200	16,775
MRC Global, Inc.	330,000	9,167
W.W. Grainger, Inc.	1,424,305	288,237
		438,239
TOTAL INDUSTRIALS		4,647,670
INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 1.2%
Cisco Systems, Inc.	2,395,000	47,062
Motorola Solutions, Inc.	3,618,652	201,487
Palo Alto Networks, Inc. (d)	646,200	34,585
QUALCOMM, Inc.	10,987,743	681,460
		964,594
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 7.5%
3D Systems Corp. (a)(d)	1,138,500	$ 60,739
Apple, Inc.	11,536,558	6,149,339
EMC Corp. (a)	3,348,300	84,712
Stratasys Ltd. (a)	695,381	55,735
		6,350,525
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A (e)	9,418,529	609,379
Internet Software & Services - 8.3%
Akamai Technologies, Inc. (a)	876,731	35,867
Constant Contact, Inc. (a)(d)	1,038,840	14,762
Cornerstone OnDemand, Inc. (a)	1,906,002	56,284
Dropbox, Inc. (h)	5,464,028	49,445
eBay, Inc. (a)	16,805,428	857,413
Equinix, Inc. (a)	690,600	142,402
ExactTarget, Inc.	1,732,500	34,650
Facebook, Inc. Class A	24,588,325	654,787
Google, Inc. Class A (a)	6,291,877	4,463,269
LinkedIn Corp. (a)	2,244,889	257,758
MercadoLibre, Inc. (d)	479,359	37,663
Rackspace Hosting, Inc. (a)	916,400	68,061
Web.com Group, Inc. (a)	193,103	2,858
Yahoo!, Inc. (a)	17,717,200	352,572
		7,027,791
IT Services - 5.7%
Accenture PLC Class A	12,015,464	799,028
Alliance Data Systems Corp. (a)(e)	2,731,011	395,341
Cognizant Technology Solutions Corp. Class A (a)	479,600	35,514
Fidelity National Information Services, Inc.	4,527,299	157,595
Fiserv, Inc. (a)	3,073,955	242,935
FleetCor Technologies, Inc. (a)	812,251	43,577
Gartner, Inc. Class A (a)	362,200	16,668
IBM Corp.	915,236	175,313
MasterCard, Inc. Class A	2,603,058	1,278,830
Paychex, Inc.	253,100	7,882
Syntel, Inc.	28,841	1,546
Vantiv, Inc.	132,971	2,715
Visa, Inc. Class A	10,661,179	1,616,022
		4,772,966
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	601,400	25,295
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ARM Holdings PLC sponsored ADR	12,396,815	$ 468,972
ASML Holding NV	1,913,128	123,225
Linear Technology Corp.	245,200	8,410
Samsung Electronics Co. Ltd.	432,470	625,424
		1,251,326
Software - 3.0%
Activision Blizzard, Inc.	1,500,000	15,930
Allot Communications Ltd. (a)(e)	2,126,503	37,894
Citrix Systems, Inc. (a)	2,155,800	141,744
CommVault Systems, Inc. (a)	1,039,440	72,459
Concur Technologies, Inc. (a)(e)	3,232,849	218,282
FleetMatics Group PLC (e)	1,751,636	44,071
Intuit, Inc.	7,196,400	428,186
Jive Software, Inc.	436,368	6,340
NetSuite, Inc. (a)	3,464,287	233,147
Red Hat, Inc. (a)	1,713,125	90,727
salesforce.com, Inc. (a)	3,054,135	513,400
ServiceNow, Inc. (d)	2,390,986	71,801
SolarWinds, Inc. (a)(e)	3,934,594	206,369
Splunk, Inc.	1,301,088	37,758
Symantec Corp. (a)	8,309,100	156,294
Trion World Network, Inc. warrants 8/10/17 (a)(h)	124,282	0*
Ultimate Software Group, Inc. (a)	614,846	58,048
VMware, Inc. Class A (a)	1,141,600	107,470
Workday, Inc.	1,037,800	56,560
Workday, Inc. (h)	1,223,783	60,027
		2,556,507
TOTAL INFORMATION TECHNOLOGY		23,533,088
MATERIALS - 5.0%
Chemicals - 2.5%
Ashland, Inc.	1,369,000	110,081
CF Industries Holdings, Inc.	288,207	58,552
Eastman Chemical Co.	1,665,645	113,347
Ecolab, Inc.	3,515,063	252,733
Filtrona PLC	5,747,370	51,689
FMC Corp.	1,111,900	65,068
LyondellBasell Industries NV Class A	2,579,700	147,275
Mexichem SAB de CV	9,078,700	50,646
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	5,085,700	$ 481,362
PPG Industries, Inc.	1,790,100	242,290
Sherwin-Williams Co.	1,478,900	227,484
Syngenta AG (Switzerland)	319,679	129,146
Valspar Corp.	1,554,500	97,001
W.R. Grace & Co. (a)	925,958	62,252
		2,088,926
Construction Materials - 0.0%
Eagle Materials, Inc.	175,958	10,294
Containers & Packaging - 0.1%
Ball Corp.	1,460,660	65,365
Metals & Mining - 2.4%
Allied Nevada Gold Corp. (Canada) (a)	731,415	22,118
Altius Minerals Corp. (a)	99,600	973
B2Gold Corp. (a)(e)	31,353,833	112,214
B2Gold Corp. (a)(e)(f)	5,850,000	20,937
CGA Mining Ltd. (Canada) (a)(e)	23,305,900	61,621
Continental Gold Ltd. (a)	1,000,000	8,897
Dalradian Resources, Inc. (a)	52,600	81
Dalradian Resources, Inc. (f)	3,000,000	4,614
Eldorado Gold Corp.	2,523,488	32,473
Endeavour Mining Corp. (a)	12,615,135	26,252
Franco-Nevada Corp. (e)	13,238,600	755,693
Franco-Nevada Corp. warrants 6/16/17 (a)(f)(e)	342,250	3,045
Freeport-McMoRan Copper & Gold, Inc.	2,670,900	91,345
Glencore International PLC (d)	7,667,000	44,291
Goldcorp, Inc.	553,182	20,338
Inmet Mining Corp.	750,000	55,803
Ivanplats Ltd. (f)	4,084,500	20,531
Ivanplats Ltd. Class A (h)	11,992,837	54,255
Medusa Mining Ltd. (e)	12,134,545	69,126
New Gold, Inc. (a)	18,212,164	201,584
Newcrest Mining Ltd.	329,339	7,704
Novagold Resources, Inc. (a)	9,207,377	41,654
Premier Gold Mines Ltd. (a)(e)	7,460,600	31,501
Premier Gold Mines Ltd. (e)(f)	3,850,000	16,256
Pretium Resources, Inc. (a)	2,260,406	29,792
Primero Mining Corp. (a)	1,118,200	7,195
Royal Gold, Inc.	532,944	43,334
Tahoe Resources, Inc. (a)	726,703	13,296
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Tahoe Resources, Inc. (a)(f)	5,376,500	$ 98,374
Teranga Gold Corp. (a)	292,900	665
Turquoise Hill Resources Ltd. (a)	16,112,294	123,106
Yamana Gold, Inc.	460,300	7,918
		2,026,986
Paper & Forest Products - 0.0%
International Paper Co.	1,310,800	52,222
TOTAL MATERIALS		4,243,793
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
inContact, Inc. (a)	695,315	3,602
tw telecom, inc. (a)	1,303,100	33,190
		36,792
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc. Class B (non-vtg.) (d)	1,112,800	50,522
TOTAL TELECOMMUNICATION SERVICES		87,314
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	92,209,226	57,538
TOTAL COMMON STOCKS (Cost $53,756,045)		83,279,373
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00% (h)	1,228,555	6,279
8.00% (h)	87,753	449
8.00% (h)	87,754	449
		7,177
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Biotechnology - 0.1%
bluebird bio (h)	19,295,922	$ 9,615
Intarcia Therapeutics, Inc. (h)	2,100,446	28,629
		38,244
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (h)	1,260,898	11,410
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	3,950,196	16,907
Series C-1, 8.00% (a)(h)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		29,647
TOTAL CONVERTIBLE PREFERRED STOCKS		75,068
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	39,400	9,040
TOTAL PREFERRED STOCKS (Cost $107,222)		84,108
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13 (h)	$ 192	192
9% 11/18/13 (h)	192	192
9% 12/2/13 (h)	2,693	2,693
		3,077
TOTAL NONCONVERTIBLE BONDS (Cost $3,077)		3,077
Money Market Funds - 1.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	1,072,093,617	$ 1,072,094
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	218,692,235	218,692
TOTAL MONEY MARKET FUNDS (Cost $1,290,786)		1,290,786
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $55,157,130)		84,657,344
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(244,290)
NET ASSETS - 100%		$ 84,413,054
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $303,719,000 or 0.4% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $412,101,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
bluebird bio	7/23/12	$ 9,615
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Glam Media, Inc.: Series M-1, 8.00%	3/19/08	$ 25,674
9% 11/18/13	12/2/11	$ 385
9% 12/2/13	12/2/11	$ 2,693
Intarcia Therapeutics, Inc.	11/14/12	$ 28,629
Ivanplats Ltd. Class A	10/23/12	$ 58,082
Legend Pictures LLC	9/23/10 - 12/18/12	$ 57,827
Metro Bank PLC Class A	12/8/09 - 5/21/12	$ 37,356
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
Series C, 8.00%	8/22/08	$ 21,691
Series C-1, 8.00%	8/10/10	$ 1,706
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
Workday, Inc.	10/13/11	$ 16,227
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,568
Fidelity Securities Lending Cash Central Fund	7,036
Total	$ 12,604
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Data Systems Corp.	$ 156,000	$ 152,954	$ -	$ -	$ 395,341
Allot Communications Ltd.	-	53,271	-	-	37,894
Amphenol Corp. Class A	506,556	70,663	159,917	4,031	609,379
athenahealth, Inc.	45,749	131,579	81,322	-	-
Avion Gold Corp.	59,448	-	3,525	-	-
B2Gold Corp.	83,805	15,738	-	-	112,214
B2Gold Corp. (144A)	17,807	-	-	-	20,937
Birchcliff Energy Ltd.	98,366	2,147	30,091	-	-
CGA Mining Ltd. (Canada)	-	69,345	-	-	61,621
Chipotle Mexican Grill, Inc.	949,372	15,256	270,305	-	603,558
Concur Technologies, Inc.	7,872	199,355	-	-	218,282
Constant Contact, Inc.	43,052	4,177	13,860	-	-
D.R. Horton, Inc.	16,324	261,450	-	3,894	323,572
Dalradian Resources, Inc. (144A)	-	5,996	-	-	-
Dalradian Resources, Inc.	7,447	301	3,586	-	-
Discovery Communications, Inc.	649,586	36,705	8,325	-	1,038,085
Dollar Tree, Inc.	720,888	-	549,190	-	-
Dunkin' Brands Group, Inc.	116,194	71,943	-	4,243	237,154
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
FleetMatics Group PLC	$ -	$ 36,670	$ -	$ -	$ 44,071
Franco-Nevada Corp.	435,254	80,668	-	5,846	755,693
Franco-Nevada Corp. warrants 6/16/17	1,916	-	-	-	3,045
Informatica Corp.	202,710	18,843	185,402	-	-
LogMeIn, Inc.	53,513	7,642	55,721	-	-
Medusa Mining Ltd.	56,958	2,539	5,083	743	69,126
Metro Bank PLC Class A	11,513	16,046	-	-	43,393
Mettler-Toledo International, Inc.	470,560	20,574	147,152	-	463,490
Noble Energy, Inc.	1,613,053	38,831	-	15,837	1,778,823
Premier Gold Mines Ltd.	-	36,186	-	-	31,501
Premier Gold Mines Ltd. (144A)	-	22,255	-	-	16,256
Pretium Resources, Inc.	23,735	49,215	38,896	-	-
Quality Systems, Inc.	111,601	-	112,490	365	-
SolarWinds, Inc.	68,594	90,482	17,325	-	206,369
Tim Hortons, Inc. (Canada)	589,796	8,572	51,636	8,583	550,631
TJX Companies, Inc.	1,245,690	32,080	168,815	16,238	-
TreeHouse Foods, Inc.	232,324	-	192,392	-	-
Total	$ 8,595,683	$ 1,551,483	$ 2,095,033	$ 59,780	$ 7,620,435
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,920,524	$ 16,419,924	$ 381,289	$ 119,311
Consumer Staples	7,879,693	7,607,592	272,101	-
Energy	4,717,891	4,697,311	20,580	-
Financials	11,178,265	10,310,084	824,788	43,393
Health Care	10,068,058	9,073,815	955,999	38,244
Industrials	4,647,670	4,303,112	344,558	-
Information Technology	23,562,735	22,798,192	685,451	79,092
Materials	4,243,793	3,887,582	356,211	-
Telecommunication Services	87,314	87,314	-	-
Utilities	57,538	-	57,538	-
Corporate Bonds	3,077	-	-	3,077
Money Market Funds	1,290,786	1,290,786	-	-
Total Investments in Securities:	$ 84,657,344	$ 80,475,712	$ 3,898,515	$ 283,117

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 2,162,575
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.1%
Canada	4.3%
Ireland	1.3%
United Kingdom	1.1%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2012
Assets
Investment in securities, at value (including securities loaned of $217,066) - See accompanying schedule: Unaffiliated issuers (cost $49,560,948)	$ 75,746,123
Fidelity Central Funds (cost $1,290,786)	1,290,786
Other affiliated issuers (cost $4,305,396)	7,620,435
Total Investments (cost $55,157,130)		$ 84,657,344
Foreign currency held at value (cost $4)		4
Receivable for investments sold Regular delivery		76,044
Delayed delivery		46,629
Receivable for fund shares sold		111,314
Dividends receivable		39,991
Interest receivable		299
Distributions receivable from Fidelity Central Funds		855
Prepaid expenses		247
Other receivables		5,388
Total assets		84,938,115

Liabilities
Payable for investments purchased	$ 16,897
Payable for fund shares redeemed	239,185
Accrued management fee	38,347
Other affiliated payables	9,352
Other payables and accrued expenses	2,588
Collateral on securities loaned, at value	218,692
Total liabilities		525,061

Net Assets		$ 84,413,054
Net Assets consist of:
Paid in capital		$ 54,849,832
Accumulated net investment loss		(55,075)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		118,074
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,500,223
Net Assets		$ 84,413,054
Contrafund: Net Asset Value, offering price and redemption price per share ($58,768,570 ÷ 757,635 shares)		$ 77.57

Class K: Net Asset Value, offering price and redemption price per share ($25,644,484 ÷ 330,856 shares)		$ 77.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2012

Investment Income
Dividends (including $59,780 earned from other affiliated issuers)		$ 915,969
Interest		3,978
Income from Fidelity Central Funds		12,604
Total income		932,551

Expenses
Management fee Basic fee	$ 457,846
Performance adjustment	9,256
Transfer agent fees	109,411
Accounting and security lending fees	3,060
Custodian fees and expenses	1,608
Independent trustees' compensation	543
Appreciation in deferred trustee compensation account	1
Registration fees	782
Audit	281
Legal	302
Interest	1
Miscellaneous	787
Total expenses before reductions	583,878
Expense reductions	(4,541)	579,337
Net investment income (loss)		353,214
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,665,254
Other affiliated issuers	736,647
Foreign currency transactions	(191)
Total net realized gain (loss)		5,401,710
Change in net unrealized appreciation (depreciation) on: Investment securities	6,122,591
Assets and liabilities in foreign currencies	113
Total change in net unrealized appreciation (depreciation)		6,122,704
Net gain (loss)		11,524,414
Net increase (decrease) in net assets resulting from operations		$ 11,877,628

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 353,214	$ 62,576
Net realized gain (loss)	5,401,710	1,303,553
Change in net unrealized appreciation (depreciation)	6,122,704	(1,484,727)
Net increase (decrease) in net assets resulting from operations	11,877,628	(118,598)
Distributions to shareholders from net investment income	(234,540)	(63,685)
Distributions to shareholders from net realized gain	(699,796)	(166,900)
Total distributions	(934,336)	(230,585)
Share transactions - net increase (decrease)	745,692	(1,458,848)
Total increase (decrease) in net assets	11,688,984	(1,808,031)

Net Assets
Beginning of period	72,724,070	74,532,101
End of period (including accumulated net investment loss of $55,075 and accumulated net investment loss of $119,976, respectively)	$ 84,413,054	$ 72,724,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 67.45	$ 67.73	$ 58.28	$ 45.26	$ 73.11
Income from Investment Operations
Net investment income (loss) B	.30	.04	(.02)	.11	.23
Net realized and unrealized gain (loss)	10.66	(.13)	9.86	13.11	(27.22)
Total from investment operations	10.96	(.09)	9.84	13.22	(26.99)
Distributions from net investment income	(.19) G	(.04)	(.01)	(.11)	(.21)
Distributions from net realized gain	(.65) G	(.15)	(.38)	(.09)	(.65)
Total distributions	(.84)	(.19)	(.39)	(.20) F	(.86)
Net asset value, end of period	$ 77.57	$ 67.45	$ 67.73	$ 58.28	$ 45.26
Total Return A	16.26%	(.14)%	16.93%	29.23%	(37.16)%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.81%	.92%	1.02%	.95%
Expenses net of fee waivers, if any	.74%	.81%	.92%	1.02%	.95%
Expenses net of all reductions	.74%	.81%	.91%	1.01%	.94%
Net investment income (loss)	.40%	.06%	(.03)%	.22%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 58,769	$ 54,677	$ 60,498	$ 57,225	$ 45,149
Portfolio turnover rate D	48%	55%	46%	58%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

G The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.40	$ 67.70	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.39	.12	.06	.19	.22
Net realized and unrealized gain (loss)	10.65	(.14)	9.87	13.11	(23.30)
Total from investment operations	11.04	(.02)	9.93	13.30	(23.08)
Distributions from net investment income	(.28) J	(.13)	(.01)	(.20)	(.28)
Distributions from net realized gain	(.65) J	(.15)	(.47)	(.09)	-
Total distributions	(.93)	(.28)	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 77.51	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Total Return B,C	16.40%	(.02)%	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E,H
Expenses before reductions	.63%	.69%	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.63%	.69%	.79%	.86%	.82% A
Expenses net of all reductions	.62%	.69%	.78%	.85%	.82% A
Net investment income (loss)	.51%	.18%	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 25,644	$ 18,047	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	48%	55%	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Contrafund® (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Gross unrealized appreciation	$ 29,503,162
Gross unrealized depreciation	(697,425)
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,805,737

Tax Cost	$ 55,851,607

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 812,550
Net unrealized appreciation (depreciation)	$ 28,805,746

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 554,101	$ 230,585
Long-term Capital Gains	380,235	-
Total	$ 934,336	$ 230,585

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,097,395 and $37,941,922, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Contrafund	$ 97,722.17
Class K	11,689.05
	$ 109,411

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $560 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 62,618.48%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $217 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $9,894. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,036, including $220 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,356. The weighted average interest rate was .65%. The interest expense amounted to one hundred thirty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,539 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Contrafund	$ 142,141	$ 28,410
Class K	92,399	35,275
Total	$ 234,540	$ 63,685
From net realized gain
Contrafund	$ 488,008	$ 130,522
Class K	211,788	36,378
Total	$ 699,796	$ 166,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Contrafund
Shares sold	111,368	136,499	$ 8,438,526	$ 9,377,328
Reinvestment of distributions	7,912	2,271	607,022	153,775
Shares redeemed	(172,284)	(221,335)	(12,991,518)	(15,103,275)
Net increase (decrease)	(53,004)	(82,565)	$ (3,945,970)	$ (5,572,172)
Class K
Shares sold	117,840	113,775	$ 8,818,893	$ 7,765,531
Reinvestment of distributions	3,969	1,073	304,187	71,653
Shares redeemed	(58,709)	(54,389)	(4,431,418)	(3,723,860)
Net increase (decrease)	63,100	60,459	$ 4,691,662	$ 4,113,324

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/11/13	02/08/13	$0.745

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $1,235,123,803, or, if subsequently determined to be different, the net capital gain of such year.

Contrafund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

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CON-UANN-0213
1.787729.109

Fidelity®

Contrafund®-
Class K

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class KA	16.40%	2.10%	9.75%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending December 31, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Stocks began the year on a high note, with an improving U.S. economy and proposed bailouts in Europe buoying equities in the first quarter. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Within the S&P 500®, the financials and consumer discretionary sectors significantly outpaced the benchmark, while utilities and energy lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.48%.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Class K shares returned 16.40%, slightly ahead of the S&P 500®. Stock selection drove results versus the index, led by picks in technology, where I've had a strong commitment for many years. Here, market leader Apple was by far the fund's top individual contributor. Its shares rose roughly 33% for the year, despite a weak fourth quarter. The fund also was helped by largely avoiding the weak utilities sector and large energy stocks, based on their inferior relative earnings prospects. This included integrated oil firm and index component Exxon Mobil, which underperformed. Electronic payment leader Visa also notably contributed, fueled by strong earnings. Conversely, the fund was hurt by underweighting the rebounding diversified financials group, as large banks such as Bank of America - which I did not own - and JPMorgan Chase rose sharply with the improving U.S. economy. Weak sales hurt fast-food chain McDonald's. Concerns about intensified competition hurt Internet search giant Google, another of the fund's largest holdings. A cash position also detracted, given the market's strong advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Contrafund	.76%
Actual		$ 1,000.00	$ 1,048.20	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Class K	.64%
Actual		$ 1,000.00	$ 1,048.80	$ 3.30
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.3	9.0
Google, Inc. Class A	5.3	4.3
Berkshire Hathaway, Inc. Class A	3.5	3.3
Wells Fargo & Co.	2.5	2.4
The Coca-Cola Co.	2.5	2.7
The Walt Disney Co.	2.3	2.3
Noble Energy, Inc.	2.1	1.8
Visa, Inc. Class A	1.9	1.5
TJX Companies, Inc.	1.8	1.9
Amazon.com, Inc.	1.8	1.4
	31.0
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.9	27.7
Consumer Discretionary	20.0	22.7
Financials	13.3	11.2
Health Care	12.0	9.5
Consumer Staples	9.3	9.2
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 98.7%		Stocks 92.9%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.2%		Short-Term Investments and Net Other Assets (Liabilities) 6.9%
* Foreign investments	12.9%	**Foreign investments	11.6%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 0.2%
Hyundai Motor Co.	397,072	$ 82,388
Tesla Motors, Inc. (a)	1,968,741	66,681
		149,069
Distributors - 0.1%
LKQ Corp. (a)	4,361,714	92,032
Diversified Consumer Services - 0.0%
Kroton Educacional SA (a)	593,500	13,567
Hotels, Restaurants & Leisure - 3.9%
Chipotle Mexican Grill, Inc. (a)(e)	2,029,039	603,558
Dunkin' Brands Group, Inc. (d)(e)	7,147,490	237,154
Galaxy Entertainment Group Ltd. (a)	11,114,000	44,565
InterContinental Hotel Group PLC	598,173	16,773
McDonald's Corp.	14,681,486	1,295,054
Paddy Power PLC (Ireland)	118,935	9,818
Panera Bread Co. Class A (a)	81,215	12,899
Starbucks Corp.	10,106,992	541,937
Tim Hortons, Inc. (Canada) (e)	11,216,732	550,631
		3,312,389
Household Durables - 1.2%
D.R. Horton, Inc. (e)	16,358,553	323,572
Lennar Corp. Class A	5,360,000	207,271
PulteGroup, Inc. (a)	18,890,934	343,059
Ryland Group, Inc.	1,344,500	49,074
Toll Brothers, Inc. (a)	2,603,900	84,184
Whirlpool Corp.	243,694	24,796
		1,031,956
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	5,901,237	1,482,037
Expedia, Inc.	644,487	39,604
Liberty Media Corp.:
Interactive Series A (a)	2,547,100	50,127
Series A (a)	84,460	5,723
Priceline.com, Inc. (a)	802,600	498,575
TripAdvisor, Inc.	6,025,610	252,835
		2,328,901
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	1,431,652	120,474
Media - 5.6%
Comcast Corp. Class A	25,406,478	949,694
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc. (a)(e)	16,352,942	$ 1,038,085
Legend Pictures LLC (a)(g)(h)	52,165	96,671
Liberty Global, Inc. Class A (a)	2,185,600	137,671
Liberty Media Corp. Capital Series A (a)	1,881,461	218,268
Naspers Ltd. Class N	1,454,963	93,227
Sirius XM Radio, Inc. (d)	46,725,018	135,035
The Walt Disney Co.	39,305,919	1,957,042
Time Warner Cable, Inc.	1,025,057	99,625
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	41,234	15,463
		4,740,781
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	4,753,220	192,791
Dollarama, Inc. (f)	410,655	24,345
		217,136
Specialty Retail - 4.2%
Bed Bath & Beyond, Inc. (a)	9,368,900	523,815
Dick's Sporting Goods, Inc.	1,658,323	75,437
Fast Retailing Co. Ltd.	200,000	51,042
Five Below, Inc. (d)	537,441	17,220
Foot Locker, Inc.	3,144,100	100,988
Gap, Inc.	2,109,900	65,491
GNC Holdings, Inc.	1,061,300	35,320
Home Depot, Inc.	3,062,900	189,440
Inditex SA	209,424	29,425
Penske Automotive Group, Inc.	1,856,856	55,873
PetSmart, Inc.	2,222,619	151,894
Ross Stores, Inc.	7,963,188	431,207
TJX Companies, Inc.	35,305,965	1,498,738
Ulta Salon, Cosmetics & Fragrance, Inc.	1,738,542	170,829
Urban Outfitters, Inc. (a)	3,848,500	151,477
		3,548,196
Textiles, Apparel & Luxury Goods - 1.6%
lululemon athletica, Inc. (a)	454,300	34,631
Luxottica Group SpA	1,310,687	54,098
LVMH Moet Hennessy - Louis Vuitton SA	348,000	64,226
Michael Kors Holdings Ltd.	1,623,400	82,842
NIKE, Inc. Class B	13,337,252	688,202
PVH Corp.	426,600	47,357
Salvatore Ferragamo Italia SpA	286,688	6,347
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)	4,767,322	$ 231,358
VF Corp.	932,273	140,745
		1,349,806
TOTAL CONSUMER DISCRETIONARY		16,904,307
CONSUMER STAPLES - 9.3%
Beverages - 3.4%
Anheuser-Busch InBev SA NV ADR	5,067,400	442,941
Boston Beer Co., Inc. Class A (a)(d)	538,407	72,389
Coca-Cola Icecek A/S	31,979	663
Diageo PLC sponsored ADR	1,049,400	122,339
Dr. Pepper Snapple Group, Inc.	2,881,400	127,300
The Coca-Cola Co.	58,272,982	2,112,396
		2,878,028
Food & Staples Retailing - 2.6%
Bim Birlesik Magazalar A/S JSC	293,153	14,338
Costco Wholesale Corp.	5,998,623	592,484
CVS Caremark Corp.	10,048,000	485,821
Fresh Market, Inc. (a)	1,452,437	69,848
Wal-Mart Stores, Inc.	13,839,600	944,276
Whole Foods Market, Inc.	661,350	60,401
		2,167,168
Food Products - 0.6%
Associated British Foods PLC	3,742,070	95,604
Calbee, Inc.	196,800	13,867
Kraft Foods Group, Inc.	963,066	43,791
Mondelez International, Inc.	7,450,700	189,769
Orion Corp.	58,453	60,348
Want Want China Holdings Ltd.	72,985,000	102,282
		505,661
Household Products - 1.8%
Colgate-Palmolive Co.	12,563,007	1,313,337
Kimberly-Clark Corp.	2,438,200	205,857
		1,519,194
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	13,525,600	809,642
TOTAL CONSUMER STAPLES		7,879,693
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 5.6%
Energy Equipment & Services - 0.2%
Cameron International Corp. (a)	425,300	$ 24,012
Schlumberger Ltd.	1,597,718	110,706
Seadrill Partners LLC	195,600	5,017
		139,735
Oil, Gas & Consumable Fuels - 5.4%
Americas Petrogas, Inc. (a)(f)	3,562,500	10,744
Anadarko Petroleum Corp.	7,510,804	558,128
Birchcliff Energy Ltd. (a)	5,035,600	37,766
Birchcliff Energy Ltd. (f)	1,900,000	14,250
Cabot Oil & Gas Corp.	1,533,501	76,276
Canadian Natural Resources Ltd.	936,812	26,973
Cobalt International Energy, Inc. (a)	1,321,200	32,449
Concho Resources, Inc. (a)	1,825,959	147,099
Continental Resources, Inc. (a)	1,442,492	106,009
Cosan Ltd. Class A	717,237	12,415
Energy XXI (Bermuda) Ltd.	402,745	12,964
EOG Resources, Inc.	5,739,257	693,245
HollyFrontier Corp.	804,200	37,436
Madalena Ventures, Inc. (f)	9,370,500	3,627
Marathon Petroleum Corp.	3,746,629	236,038
Murphy Oil Corp.	1,710,100	101,836
Noble Energy, Inc. (e)	17,484,009	1,778,823
Occidental Petroleum Corp.	1,652,019	126,561
PBF Energy, Inc.	1,142,238	33,182
Phillips 66	4,262,300	226,328
TAG Oil Ltd. (a)	1,065,143	6,104
TAG Oil Ltd. (f)	1,365,935	7,827
Tesoro Corp.	739,467	32,574
Tourmaline Oil Corp. (a)	6,200,700	194,680
Tourmaline Oil Corp. (a)(f)	1,363,300	42,803
TransAtlantic Petroleum Ltd. (a)(f)	1,734,051	1,439
Ultrapar Participacoes SA	899,500	20,580
		4,578,156
TOTAL ENERGY		4,717,891
FINANCIALS - 13.3%
Capital Markets - 0.3%
Bank of New York Mellon Corp.	672,000	17,270
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Charles Schwab Corp.	997,500	$ 14,324
Goldman Sachs Group, Inc.	347,800	44,365
Morgan Stanley	2,406,700	46,016
State Street Corp.	2,594,400	121,963
T. Rowe Price Group, Inc.	275,000	17,911
		261,849
Commercial Banks - 4.3%
Bank of Ireland (a)	1,355,755,122	205,718
BB&T Corp.	3,228,700	93,987
Fifth Third Bancorp	3,738,500	56,788
HDFC Bank Ltd. sponsored ADR	769,541	31,336
M&T Bank Corp.	1,785,903	175,858
Metro Bank PLC Class A (a)(e)(h)	2,671,250	43,393
PNC Financial Services Group, Inc.	3,299,592	192,399
Royal Bank of Canada	750,000	45,149
U.S. Bancorp	20,941,329	668,866
Wells Fargo & Co.	62,253,197	2,127,814
		3,641,308
Consumer Finance - 0.9%
American Express Co.	9,866,900	567,149
Capital One Financial Corp.	3,071,816	177,950
		745,099
Diversified Financial Services - 0.5%
Citigroup, Inc.	4,962,702	196,324
JPMorgan Chase & Co.	4,560,232	200,513
Kotak Mahindra Bank Ltd.	1,183,309	14,141
		410,978
Insurance - 6.0%
ACE Ltd.	7,513,600	599,585
Admiral Group PLC	2,127,961	40,535
AIA Group Ltd.	67,215,000	266,597
Berkshire Hathaway, Inc. Class A (a)	22,342	2,995,169
Direct Line Insurance Group PLC	15,998,500	56,633
Fairfax Financial Holdings Ltd. (sub. vtg.)	152,622	55,014
Marsh & McLennan Companies, Inc.	5,108,433	176,088
The Chubb Corp.	7,414,074	558,428
The Travelers Companies, Inc.	4,817,828	346,016
		5,094,065
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
American Tower Corp.	8,290,300	$ 640,591
Real Estate Management & Development - 0.5%
BR Malls Participacoes SA	18,058,000	241,164
Kennedy-Wilson Holdings, Inc.	1,402,800	19,611
Realogy Holdings Corp.	2,945,674	123,600
		384,375
TOTAL FINANCIALS		11,178,265
HEALTH CARE - 11.9%
Biotechnology - 4.6%
Aegerion Pharmaceuticals, Inc. (a)	434,980	11,044
Alexion Pharmaceuticals, Inc. (a)	3,479,760	326,436
Amgen, Inc.	11,755,472	1,014,732
ARIAD Pharmaceuticals, Inc. (a)	2,755,323	52,847
Biogen Idec, Inc. (a)	8,813,400	1,292,661
BioMarin Pharmaceutical, Inc. (a)	1,739,560	85,673
Celgene Corp. (a)	1,992,391	156,841
CSL Ltd.	565,138	31,906
Gilead Sciences, Inc. (a)	6,377,400	468,420
Grifols SA ADR	2,719,557	70,518
Intercept Pharmaceuticals, Inc.	574,200	19,661
Medivation, Inc. (a)	1,337,294	68,416
Merrimack Pharmaceuticals, Inc.	1,976,031	12,034
Onyx Pharmaceuticals, Inc. (a)	546,700	41,292
Puma Biotechnology, Inc.	1,122,700	21,051
Regeneron Pharmaceuticals, Inc. (a)	1,042,983	178,423
Rigel Pharmaceuticals, Inc. (a)	1,093,800	7,110
Theravance, Inc. (a)	700,000	15,589
		3,874,654
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	2,948,000	196,514
Boston Scientific Corp. (a)	956,300	5,480
CareFusion Corp. (a)	621,900	17,774
Covidien PLC	1,832,700	105,820
Cyberonics, Inc. (a)	713,982	37,505
Intuitive Surgical, Inc. (a)	689,143	337,935
Medtronic, Inc.	1,594,100	65,390
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	949,800	$ 52,068
Varian Medical Systems, Inc. (a)	241,600	16,970
		835,456
Health Care Providers & Services - 1.0%
Acadia Healthcare Co., Inc. (a)	1,002,300	23,384
Catamaran Corp. (a)	1,750,910	82,485
CIGNA Corp.	1,472,500	78,720
DaVita, Inc. (a)	659,300	72,872
Express Scripts Holding Co. (a)	132,328	7,146
Henry Schein, Inc. (a)	1,014,000	81,586
McKesson Corp.	618,400	59,960
UnitedHealth Group, Inc.	7,756,600	420,718
		826,871
Health Care Technology - 0.7%
athenahealth, Inc. (a)	1,371,392	100,729
Cerner Corp. (a)	6,251,149	485,339
		586,068
Life Sciences Tools & Services - 0.6%
Fluidigm Corp. (a)(h)	1,027,387	14,702
Mettler-Toledo International, Inc. (a)(e)	2,397,775	463,490
PerkinElmer, Inc.	63,857	2,027
Waters Corp. (a)	691,147	60,213
		540,432
Pharmaceuticals - 4.0%
Abbott Laboratories	12,229,755	801,049
Allergan, Inc.	515,462	47,283
Bayer AG	3,969,055	378,496
Bristol-Myers Squibb Co.	1,292,092	42,109
Eli Lilly & Co.	2,981,300	147,038
Johnson & Johnson	6,939,000	486,424
Merck & Co., Inc.	5,472,700	224,052
Mylan, Inc. (a)	2,746,722	75,480
Novartis AG sponsored ADR	974,900	61,711
Novo Nordisk A/S Series B	3,350,581	545,597
Perrigo Co.	2,519,878	262,143
Pfizer, Inc.	3,077,900	77,194
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada) (a)	815,877	$ 48,672
Watson Pharmaceuticals, Inc. (a)	1,966,100	169,085
		3,366,333
TOTAL HEALTH CARE		10,029,814
INDUSTRIALS - 5.5%
Aerospace & Defense - 0.1%
Honeywell International, Inc.	292,627	18,573
United Technologies Corp.	535,000	43,875
		62,448
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	87,925	5,559
FedEx Corp.	534,021	48,980
		54,539
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	265,000	9,975
Fortune Brands Home & Security, Inc. (a)	2,738,000	80,004
		89,979
Commercial Services & Supplies - 0.5%
ADT Corp.	2,653,550	123,364
Edenred SA	1,920,381	59,394
Stericycle, Inc. (a)	2,964,008	276,453
Swisher Hygiene, Inc. (a)	6,357,060	10,012
		469,223
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	212,500	9,046
Electrical Equipment - 0.3%
AMETEK, Inc.	240,000	9,017
Generac Holdings, Inc.	288,475	9,898
Roper Industries, Inc.	2,225,714	248,123
		267,038
Industrial Conglomerates - 1.1%
3M Co.	1,604,300	148,959
Danaher Corp.	12,189,227	681,378
General Electric Co.	6,066,200	127,330
		957,667
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.5%
Deere & Co.	383,200	$ 33,116
Fanuc Corp.	274,200	51,015
Illinois Tool Works, Inc.	2,991,310	181,902
PACCAR, Inc.	806,700	36,471
Rexnord Corp.	1,116,700	23,786
Snap-On, Inc.	787,999	62,244
Wabtec Corp.	5,600	490
		389,024
Professional Services - 0.4%
Bureau Veritas SA	314,600	35,276
Experian PLC	8,489,202	136,820
IHS, Inc. Class A (a)	275,857	26,482
On Assignment, Inc. (a)	1,287,883	26,118
Verisk Analytics, Inc. (a)	2,177,800	111,068
		335,764
Road & Rail - 1.9%
Canadian Pacific	5,933,800	601,911
J.B. Hunt Transport Services, Inc.	1,773,130	105,874
Localiza Rent A Car SA	1,364,500	25,291
Union Pacific Corp.	6,694,454	841,627
		1,574,703
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	1,624,500	34,927
Class A (a)	4,145,725	89,133
Mills Estruturas e Servicos de Engenharia SA	998,200	16,775
MRC Global, Inc.	330,000	9,167
W.W. Grainger, Inc.	1,424,305	288,237
		438,239
TOTAL INDUSTRIALS		4,647,670
INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 1.2%
Cisco Systems, Inc.	2,395,000	47,062
Motorola Solutions, Inc.	3,618,652	201,487
Palo Alto Networks, Inc. (d)	646,200	34,585
QUALCOMM, Inc.	10,987,743	681,460
		964,594
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 7.5%
3D Systems Corp. (a)(d)	1,138,500	$ 60,739
Apple, Inc.	11,536,558	6,149,339
EMC Corp. (a)	3,348,300	84,712
Stratasys Ltd. (a)	695,381	55,735
		6,350,525
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A (e)	9,418,529	609,379
Internet Software & Services - 8.3%
Akamai Technologies, Inc. (a)	876,731	35,867
Constant Contact, Inc. (a)(d)	1,038,840	14,762
Cornerstone OnDemand, Inc. (a)	1,906,002	56,284
Dropbox, Inc. (h)	5,464,028	49,445
eBay, Inc. (a)	16,805,428	857,413
Equinix, Inc. (a)	690,600	142,402
ExactTarget, Inc.	1,732,500	34,650
Facebook, Inc. Class A	24,588,325	654,787
Google, Inc. Class A (a)	6,291,877	4,463,269
LinkedIn Corp. (a)	2,244,889	257,758
MercadoLibre, Inc. (d)	479,359	37,663
Rackspace Hosting, Inc. (a)	916,400	68,061
Web.com Group, Inc. (a)	193,103	2,858
Yahoo!, Inc. (a)	17,717,200	352,572
		7,027,791
IT Services - 5.7%
Accenture PLC Class A	12,015,464	799,028
Alliance Data Systems Corp. (a)(e)	2,731,011	395,341
Cognizant Technology Solutions Corp. Class A (a)	479,600	35,514
Fidelity National Information Services, Inc.	4,527,299	157,595
Fiserv, Inc. (a)	3,073,955	242,935
FleetCor Technologies, Inc. (a)	812,251	43,577
Gartner, Inc. Class A (a)	362,200	16,668
IBM Corp.	915,236	175,313
MasterCard, Inc. Class A	2,603,058	1,278,830
Paychex, Inc.	253,100	7,882
Syntel, Inc.	28,841	1,546
Vantiv, Inc.	132,971	2,715
Visa, Inc. Class A	10,661,179	1,616,022
		4,772,966
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	601,400	25,295
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ARM Holdings PLC sponsored ADR	12,396,815	$ 468,972
ASML Holding NV	1,913,128	123,225
Linear Technology Corp.	245,200	8,410
Samsung Electronics Co. Ltd.	432,470	625,424
		1,251,326
Software - 3.0%
Activision Blizzard, Inc.	1,500,000	15,930
Allot Communications Ltd. (a)(e)	2,126,503	37,894
Citrix Systems, Inc. (a)	2,155,800	141,744
CommVault Systems, Inc. (a)	1,039,440	72,459
Concur Technologies, Inc. (a)(e)	3,232,849	218,282
FleetMatics Group PLC (e)	1,751,636	44,071
Intuit, Inc.	7,196,400	428,186
Jive Software, Inc.	436,368	6,340
NetSuite, Inc. (a)	3,464,287	233,147
Red Hat, Inc. (a)	1,713,125	90,727
salesforce.com, Inc. (a)	3,054,135	513,400
ServiceNow, Inc. (d)	2,390,986	71,801
SolarWinds, Inc. (a)(e)	3,934,594	206,369
Splunk, Inc.	1,301,088	37,758
Symantec Corp. (a)	8,309,100	156,294
Trion World Network, Inc. warrants 8/10/17 (a)(h)	124,282	0*
Ultimate Software Group, Inc. (a)	614,846	58,048
VMware, Inc. Class A (a)	1,141,600	107,470
Workday, Inc.	1,037,800	56,560
Workday, Inc. (h)	1,223,783	60,027
		2,556,507
TOTAL INFORMATION TECHNOLOGY		23,533,088
MATERIALS - 5.0%
Chemicals - 2.5%
Ashland, Inc.	1,369,000	110,081
CF Industries Holdings, Inc.	288,207	58,552
Eastman Chemical Co.	1,665,645	113,347
Ecolab, Inc.	3,515,063	252,733
Filtrona PLC	5,747,370	51,689
FMC Corp.	1,111,900	65,068
LyondellBasell Industries NV Class A	2,579,700	147,275
Mexichem SAB de CV	9,078,700	50,646
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	5,085,700	$ 481,362
PPG Industries, Inc.	1,790,100	242,290
Sherwin-Williams Co.	1,478,900	227,484
Syngenta AG (Switzerland)	319,679	129,146
Valspar Corp.	1,554,500	97,001
W.R. Grace & Co. (a)	925,958	62,252
		2,088,926
Construction Materials - 0.0%
Eagle Materials, Inc.	175,958	10,294
Containers & Packaging - 0.1%
Ball Corp.	1,460,660	65,365
Metals & Mining - 2.4%
Allied Nevada Gold Corp. (Canada) (a)	731,415	22,118
Altius Minerals Corp. (a)	99,600	973
B2Gold Corp. (a)(e)	31,353,833	112,214
B2Gold Corp. (a)(e)(f)	5,850,000	20,937
CGA Mining Ltd. (Canada) (a)(e)	23,305,900	61,621
Continental Gold Ltd. (a)	1,000,000	8,897
Dalradian Resources, Inc. (a)	52,600	81
Dalradian Resources, Inc. (f)	3,000,000	4,614
Eldorado Gold Corp.	2,523,488	32,473
Endeavour Mining Corp. (a)	12,615,135	26,252
Franco-Nevada Corp. (e)	13,238,600	755,693
Franco-Nevada Corp. warrants 6/16/17 (a)(f)(e)	342,250	3,045
Freeport-McMoRan Copper & Gold, Inc.	2,670,900	91,345
Glencore International PLC (d)	7,667,000	44,291
Goldcorp, Inc.	553,182	20,338
Inmet Mining Corp.	750,000	55,803
Ivanplats Ltd. (f)	4,084,500	20,531
Ivanplats Ltd. Class A (h)	11,992,837	54,255
Medusa Mining Ltd. (e)	12,134,545	69,126
New Gold, Inc. (a)	18,212,164	201,584
Newcrest Mining Ltd.	329,339	7,704
Novagold Resources, Inc. (a)	9,207,377	41,654
Premier Gold Mines Ltd. (a)(e)	7,460,600	31,501
Premier Gold Mines Ltd. (e)(f)	3,850,000	16,256
Pretium Resources, Inc. (a)	2,260,406	29,792
Primero Mining Corp. (a)	1,118,200	7,195
Royal Gold, Inc.	532,944	43,334
Tahoe Resources, Inc. (a)	726,703	13,296
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Tahoe Resources, Inc. (a)(f)	5,376,500	$ 98,374
Teranga Gold Corp. (a)	292,900	665
Turquoise Hill Resources Ltd. (a)	16,112,294	123,106
Yamana Gold, Inc.	460,300	7,918
		2,026,986
Paper & Forest Products - 0.0%
International Paper Co.	1,310,800	52,222
TOTAL MATERIALS		4,243,793
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
inContact, Inc. (a)	695,315	3,602
tw telecom, inc. (a)	1,303,100	33,190
		36,792
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc. Class B (non-vtg.) (d)	1,112,800	50,522
TOTAL TELECOMMUNICATION SERVICES		87,314
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	92,209,226	57,538
TOTAL COMMON STOCKS (Cost $53,756,045)		83,279,373
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00% (h)	1,228,555	6,279
8.00% (h)	87,753	449
8.00% (h)	87,754	449
		7,177
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Biotechnology - 0.1%
bluebird bio (h)	19,295,922	$ 9,615
Intarcia Therapeutics, Inc. (h)	2,100,446	28,629
		38,244
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (h)	1,260,898	11,410
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	3,950,196	16,907
Series C-1, 8.00% (a)(h)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		29,647
TOTAL CONVERTIBLE PREFERRED STOCKS		75,068
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	39,400	9,040
TOTAL PREFERRED STOCKS (Cost $107,222)		84,108
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13 (h)	$ 192	192
9% 11/18/13 (h)	192	192
9% 12/2/13 (h)	2,693	2,693
		3,077
TOTAL NONCONVERTIBLE BONDS (Cost $3,077)		3,077
Money Market Funds - 1.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	1,072,093,617	$ 1,072,094
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	218,692,235	218,692
TOTAL MONEY MARKET FUNDS (Cost $1,290,786)		1,290,786
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $55,157,130)		84,657,344
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(244,290)
NET ASSETS - 100%		$ 84,413,054
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $303,719,000 or 0.4% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $412,101,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
bluebird bio	7/23/12	$ 9,615
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Glam Media, Inc.: Series M-1, 8.00%	3/19/08	$ 25,674
9% 11/18/13	12/2/11	$ 385
9% 12/2/13	12/2/11	$ 2,693
Intarcia Therapeutics, Inc.	11/14/12	$ 28,629
Ivanplats Ltd. Class A	10/23/12	$ 58,082
Legend Pictures LLC	9/23/10 - 12/18/12	$ 57,827
Metro Bank PLC Class A	12/8/09 - 5/21/12	$ 37,356
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
Series C, 8.00%	8/22/08	$ 21,691
Series C-1, 8.00%	8/10/10	$ 1,706
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
Workday, Inc.	10/13/11	$ 16,227
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,568
Fidelity Securities Lending Cash Central Fund	7,036
Total	$ 12,604
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Data Systems Corp.	$ 156,000	$ 152,954	$ -	$ -	$ 395,341
Allot Communications Ltd.	-	53,271	-	-	37,894
Amphenol Corp. Class A	506,556	70,663	159,917	4,031	609,379
athenahealth, Inc.	45,749	131,579	81,322	-	-
Avion Gold Corp.	59,448	-	3,525	-	-
B2Gold Corp.	83,805	15,738	-	-	112,214
B2Gold Corp. (144A)	17,807	-	-	-	20,937
Birchcliff Energy Ltd.	98,366	2,147	30,091	-	-
CGA Mining Ltd. (Canada)	-	69,345	-	-	61,621
Chipotle Mexican Grill, Inc.	949,372	15,256	270,305	-	603,558
Concur Technologies, Inc.	7,872	199,355	-	-	218,282
Constant Contact, Inc.	43,052	4,177	13,860	-	-
D.R. Horton, Inc.	16,324	261,450	-	3,894	323,572
Dalradian Resources, Inc. (144A)	-	5,996	-	-	-
Dalradian Resources, Inc.	7,447	301	3,586	-	-
Discovery Communications, Inc.	649,586	36,705	8,325	-	1,038,085
Dollar Tree, Inc.	720,888	-	549,190	-	-
Dunkin' Brands Group, Inc.	116,194	71,943	-	4,243	237,154
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
FleetMatics Group PLC	$ -	$ 36,670	$ -	$ -	$ 44,071
Franco-Nevada Corp.	435,254	80,668	-	5,846	755,693
Franco-Nevada Corp. warrants 6/16/17	1,916	-	-	-	3,045
Informatica Corp.	202,710	18,843	185,402	-	-
LogMeIn, Inc.	53,513	7,642	55,721	-	-
Medusa Mining Ltd.	56,958	2,539	5,083	743	69,126
Metro Bank PLC Class A	11,513	16,046	-	-	43,393
Mettler-Toledo International, Inc.	470,560	20,574	147,152	-	463,490
Noble Energy, Inc.	1,613,053	38,831	-	15,837	1,778,823
Premier Gold Mines Ltd.	-	36,186	-	-	31,501
Premier Gold Mines Ltd. (144A)	-	22,255	-	-	16,256
Pretium Resources, Inc.	23,735	49,215	38,896	-	-
Quality Systems, Inc.	111,601	-	112,490	365	-
SolarWinds, Inc.	68,594	90,482	17,325	-	206,369
Tim Hortons, Inc. (Canada)	589,796	8,572	51,636	8,583	550,631
TJX Companies, Inc.	1,245,690	32,080	168,815	16,238	-
TreeHouse Foods, Inc.	232,324	-	192,392	-	-
Total	$ 8,595,683	$ 1,551,483	$ 2,095,033	$ 59,780	$ 7,620,435
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,920,524	$ 16,419,924	$ 381,289	$ 119,311
Consumer Staples	7,879,693	7,607,592	272,101	-
Energy	4,717,891	4,697,311	20,580	-
Financials	11,178,265	10,310,084	824,788	43,393
Health Care	10,068,058	9,073,815	955,999	38,244
Industrials	4,647,670	4,303,112	344,558	-
Information Technology	23,562,735	22,798,192	685,451	79,092
Materials	4,243,793	3,887,582	356,211	-
Telecommunication Services	87,314	87,314	-	-
Utilities	57,538	-	57,538	-
Corporate Bonds	3,077	-	-	3,077
Money Market Funds	1,290,786	1,290,786	-	-
Total Investments in Securities:	$ 84,657,344	$ 80,475,712	$ 3,898,515	$ 283,117

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 2,162,575
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.1%
Canada	4.3%
Ireland	1.3%
United Kingdom	1.1%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2012
Assets
Investment in securities, at value (including securities loaned of $217,066) - See accompanying schedule: Unaffiliated issuers (cost $49,560,948)	$ 75,746,123
Fidelity Central Funds (cost $1,290,786)	1,290,786
Other affiliated issuers (cost $4,305,396)	7,620,435
Total Investments (cost $55,157,130)		$ 84,657,344
Foreign currency held at value (cost $4)		4
Receivable for investments sold Regular delivery		76,044
Delayed delivery		46,629
Receivable for fund shares sold		111,314
Dividends receivable		39,991
Interest receivable		299
Distributions receivable from Fidelity Central Funds		855
Prepaid expenses		247
Other receivables		5,388
Total assets		84,938,115

Liabilities
Payable for investments purchased	$ 16,897
Payable for fund shares redeemed	239,185
Accrued management fee	38,347
Other affiliated payables	9,352
Other payables and accrued expenses	2,588
Collateral on securities loaned, at value	218,692
Total liabilities		525,061

Net Assets		$ 84,413,054
Net Assets consist of:
Paid in capital		$ 54,849,832
Accumulated net investment loss		(55,075)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		118,074
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,500,223
Net Assets		$ 84,413,054
Contrafund: Net Asset Value, offering price and redemption price per share ($58,768,570 ÷ 757,635 shares)		$ 77.57

Class K: Net Asset Value, offering price and redemption price per share ($25,644,484 ÷ 330,856 shares)		$ 77.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2012

Investment Income
Dividends (including $59,780 earned from other affiliated issuers)		$ 915,969
Interest		3,978
Income from Fidelity Central Funds		12,604
Total income		932,551

Expenses
Management fee Basic fee	$ 457,846
Performance adjustment	9,256
Transfer agent fees	109,411
Accounting and security lending fees	3,060
Custodian fees and expenses	1,608
Independent trustees' compensation	543
Appreciation in deferred trustee compensation account	1
Registration fees	782
Audit	281
Legal	302
Interest	1
Miscellaneous	787
Total expenses before reductions	583,878
Expense reductions	(4,541)	579,337
Net investment income (loss)		353,214
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,665,254
Other affiliated issuers	736,647
Foreign currency transactions	(191)
Total net realized gain (loss)		5,401,710
Change in net unrealized appreciation (depreciation) on: Investment securities	6,122,591
Assets and liabilities in foreign currencies	113
Total change in net unrealized appreciation (depreciation)		6,122,704
Net gain (loss)		11,524,414
Net increase (decrease) in net assets resulting from operations		$ 11,877,628

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 353,214	$ 62,576
Net realized gain (loss)	5,401,710	1,303,553
Change in net unrealized appreciation (depreciation)	6,122,704	(1,484,727)
Net increase (decrease) in net assets resulting from operations	11,877,628	(118,598)
Distributions to shareholders from net investment income	(234,540)	(63,685)
Distributions to shareholders from net realized gain	(699,796)	(166,900)
Total distributions	(934,336)	(230,585)
Share transactions - net increase (decrease)	745,692	(1,458,848)
Total increase (decrease) in net assets	11,688,984	(1,808,031)

Net Assets
Beginning of period	72,724,070	74,532,101
End of period (including accumulated net investment loss of $55,075 and accumulated net investment loss of $119,976, respectively)	$ 84,413,054	$ 72,724,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 67.45	$ 67.73	$ 58.28	$ 45.26	$ 73.11
Income from Investment Operations
Net investment income (loss) B	.30	.04	(.02)	.11	.23
Net realized and unrealized gain (loss)	10.66	(.13)	9.86	13.11	(27.22)
Total from investment operations	10.96	(.09)	9.84	13.22	(26.99)
Distributions from net investment income	(.19) G	(.04)	(.01)	(.11)	(.21)
Distributions from net realized gain	(.65) G	(.15)	(.38)	(.09)	(.65)
Total distributions	(.84)	(.19)	(.39)	(.20) F	(.86)
Net asset value, end of period	$ 77.57	$ 67.45	$ 67.73	$ 58.28	$ 45.26
Total Return A	16.26%	(.14)%	16.93%	29.23%	(37.16)%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.81%	.92%	1.02%	.95%
Expenses net of fee waivers, if any	.74%	.81%	.92%	1.02%	.95%
Expenses net of all reductions	.74%	.81%	.91%	1.01%	.94%
Net investment income (loss)	.40%	.06%	(.03)%	.22%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 58,769	$ 54,677	$ 60,498	$ 57,225	$ 45,149
Portfolio turnover rate D	48%	55%	46%	58%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

G The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.40	$ 67.70	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.39	.12	.06	.19	.22
Net realized and unrealized gain (loss)	10.65	(.14)	9.87	13.11	(23.30)
Total from investment operations	11.04	(.02)	9.93	13.30	(23.08)
Distributions from net investment income	(.28) J	(.13)	(.01)	(.20)	(.28)
Distributions from net realized gain	(.65) J	(.15)	(.47)	(.09)	-
Total distributions	(.93)	(.28)	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 77.51	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Total Return B,C	16.40%	(.02)%	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E,H
Expenses before reductions	.63%	.69%	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.63%	.69%	.79%	.86%	.82% A
Expenses net of all reductions	.62%	.69%	.78%	.85%	.82% A
Net investment income (loss)	.51%	.18%	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 25,644	$ 18,047	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	48%	55%	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Contrafund® (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Gross unrealized appreciation	$ 29,503,162
Gross unrealized depreciation	(697,425)
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,805,737

Tax Cost	$ 55,851,607

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 812,550
Net unrealized appreciation (depreciation)	$ 28,805,746

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 554,101	$ 230,585
Long-term Capital Gains	380,235	-
Total	$ 934,336	$ 230,585

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,097,395 and $37,941,922, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Contrafund	$ 97,722.17
Class K	11,689.05
	$ 109,411

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $560 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 62,618.48%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $217 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $9,894. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,036, including $220 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,356. The weighted average interest rate was .65%. The interest expense amounted to one hundred thirty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,539 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Contrafund	$ 142,141	$ 28,410
Class K	92,399	35,275
Total	$ 234,540	$ 63,685
From net realized gain
Contrafund	$ 488,008	$ 130,522
Class K	211,788	36,378
Total	$ 699,796	$ 166,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Contrafund
Shares sold	111,368	136,499	$ 8,438,526	$ 9,377,328
Reinvestment of distributions	7,912	2,271	607,022	153,775
Shares redeemed	(172,284)	(221,335)	(12,991,518)	(15,103,275)
Net increase (decrease)	(53,004)	(82,565)	$ (3,945,970)	$ (5,572,172)
Class K
Shares sold	117,840	113,775	$ 8,818,893	$ 7,765,531
Reinvestment of distributions	3,969	1,073	304,187	71,653
Shares redeemed	(58,709)	(54,389)	(4,431,418)	(3,723,860)
Net increase (decrease)	63,100	60,459	$ 4,691,662	$ 4,113,324

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	02/11/13	02/08/13	$0.745

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $1,235,123,803, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board noted that there was a portfolio management change for the fund in November 2011. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CON-K-UANN-0213
1.863186.104

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	9.18%	0.10%	8.96%
Class T (incl. 3.50% sales charge)	11.47%	0.32%	8.98%
Class B (incl. contingent deferred sales charge)B	9.89%	0.08%	8.99%
Class C (incl. contingent deferred sales charge)C	13.92%	0.53%	8.83%

A From July 31, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on July 31, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending December 31, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Stocks began the year on a high note, with an improving U.S. economy and proposed bailouts in Europe buoying equities in the first quarter. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Within the S&P 500®, the financials and consumer discretionary sectors significantly outpaced the benchmark, while utilities and energy lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.48%.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.84%, 15.52%, 14.89% and 14.92%, respectively (excluding sales charges), underperforming the S&P 500®. Stock selection drove results versus the index, led by picks in technology, where I've had a strong commitment for many years. Here, market leader Apple was by far the fund's top individual contributor. Its shares rose roughly 33% for the year, despite a weak fourth quarter. The fund also was helped by largely avoiding the weak utilities sector and large energy stocks, based on their inferior relative earnings prospects. This included integrated oil firm and index component Exxon Mobil, which underperformed. Electronic payment leader Visa also notably contributed, fueled by strong earnings. Conversely, the fund was hurt by underweighting the rebounding diversified financials group, as large banks such as Bank of America - which I did not own - and JPMorgan Chase rose sharply with the improving U.S. economy. Weak sales hurt fast-food chain McDonald's. Concerns about intensified competition hurt Internet search giant Google, another of the fund's largest holdings. A cash position also detracted, given the market's strong advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Class A	1.03%
Actual		$ 1,000.00	$ 1,047.90	$ 5.30
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
Class T	1.27%
Actual		$ 1,000.00	$ 1,046.50	$ 6.53
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Class B	1.84%
Actual		$ 1,000.00	$ 1,043.50	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.32
Class C	1.78%
Actual		$ 1,000.00	$ 1,043.70	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 9.02
Institutional Class	.76%
Actual		$ 1,000.00	$ 1,049.20	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	8.7
Google, Inc. Class A	5.3	4.2
Berkshire Hathaway, Inc. Class A	3.5	3.0
Wells Fargo & Co.	2.5	2.4
The Coca-Cola Co.	2.4	2.7
The Walt Disney Co.	2.3	2.3
Noble Energy, Inc.	2.0	1.7
Visa, Inc. Class A	1.9	1.5
Amazon.com, Inc.	1.7	1.4
TJX Companies, Inc.	1.7	1.9
	30.3
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.7	27.3
Consumer Discretionary	19.7	22.2
Financials	13.0	10.8
Health Care	12.5	10.2
Consumer Staples	9.1	9.0
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 97.8%		Stocks 92.0%
	Bonds† 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 7.6%
* Foreign investments	12.5%	** Foreign investments	11.3%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.7%
Automobiles - 0.2%
Hyundai Motor Co.	93,734	$ 19,449
Tesla Motors, Inc. (a)	405,300	13,728
		33,177
Distributors - 0.1%
LKQ Corp. (a)	1,004,600	21,197
Diversified Consumer Services - 0.0%
Kroton Educacional SA (a)	116,900	2,672
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	477,678	142,090
Dunkin' Brands Group, Inc.	1,709,800	56,731
Galaxy Entertainment Group Ltd. (a)	2,222,000	8,910
InterContinental Hotel Group PLC	150,173	4,211
McDonald's Corp.	3,495,998	308,382
Paddy Power PLC (Ireland)	29,400	2,427
Panera Bread Co. Class A (a)	20,200	3,208
Starbucks Corp.	2,403,482	128,875
Tim Hortons, Inc. (Canada)	2,695,700	132,332
		787,166
Household Durables - 1.3%
D.R. Horton, Inc.	4,251,657	84,098
Lennar Corp. Class A (d)	1,362,600	52,692
PulteGroup, Inc. (a)	5,269,000	95,685
Ryland Group, Inc.	328,400	11,987
Toll Brothers, Inc. (a)	566,906	18,328
Whirlpool Corp.	59,700	6,074
		268,864
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	1,432,900	359,859
Expedia, Inc.	111,251	6,836
Liberty Media Corp.:
Interactive Series A (a)	607,400	11,954
Series A (a)	19,400	1,315
priceline.com, Inc. (a)	206,120	128,042
TripAdvisor, Inc.	1,515,300	63,582
		571,588
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	359,400	30,244
Media - 5.5%
Comcast Corp. Class A	6,265,500	234,204
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc. (a)	3,956,727	$ 251,173
Legend Pictures LLC (a)(g)(h)	11,303	20,946
Liberty Global, Inc. Class A (a)	596,600	37,580
Liberty Media Corp. Capital Series A (a)	473,632	54,946
Naspers Ltd. Class N	378,200	24,233
Sirius XM Radio, Inc. (d)	11,190,279	32,340
The Walt Disney Co.	9,517,880	473,895
Time Warner Cable, Inc.	272,141	26,449
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	850
		1,156,616
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,065,718	43,226
Dollarama, Inc. (f)	63,100	3,741
		46,967
Specialty Retail - 4.2%
Bed Bath & Beyond, Inc. (a)	2,201,600	123,091
Dick's Sporting Goods, Inc.	384,400	17,486
DSW, Inc. Class A	146,100	9,597
Fast Retailing Co. Ltd.	46,300	11,816
Five Below, Inc. (d)	124,200	3,979
Foot Locker, Inc.	763,700	24,530
Gap, Inc.	546,100	16,951
GNC Holdings, Inc.	250,400	8,333
Home Depot, Inc.	783,400	48,453
Inditex SA	51,277	7,205
Lithia Motors, Inc. Class A (sub. vtg.)	400,000	14,968
Penske Automotive Group, Inc.	418,100	12,581
PetSmart, Inc.	520,100	35,544
Ross Stores, Inc.	1,911,600	103,513
TJX Companies, Inc.	8,328,300	353,536
Ulta Salon, Cosmetics & Fragrance, Inc.	429,902	42,242
Urban Outfitters, Inc. (a)	922,800	36,321
		870,146
Textiles, Apparel & Luxury Goods - 1.6%
China Hongxing Sports Ltd. (a)	6,000,000	565
lululemon athletica, Inc. (a)	112,000	8,538
Luxottica Group SpA	318,900	13,163
LVMH Moet Hennessy - Louis Vuitton SA	84,200	15,540
Michael Kors Holdings Ltd.	396,900	20,254
NIKE, Inc. Class B	3,178,400	164,005
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	105,500	$ 11,712
Salvatore Ferragamo Italia SpA	70,000	1,550
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	1,208,100	58,629
VF Corp.	241,800	36,505
		330,461
TOTAL CONSUMER DISCRETIONARY		4,119,098
CONSUMER STAPLES - 9.1%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	1,194,400	104,403
Boston Beer Co., Inc. Class A (a)(d)	127,270	17,111
Coca-Cola Icecek A/S	8,000	166
Diageo PLC sponsored ADR	261,500	30,486
Dr. Pepper Snapple Group, Inc.	636,900	28,138
The Coca-Cola Co.	14,021,774	508,289
		688,593
Food & Staples Retailing - 2.5%
Bim Birlesik Magazalar A/S JSC	70,000	3,424
Costco Wholesale Corp.	1,481,800	146,357
CVS Caremark Corp.	2,303,300	111,365
Fresh Market, Inc. (a)	349,400	16,803
Wal-Mart Stores, Inc.	3,499,400	238,764
Whole Foods Market, Inc.	150,900	13,782
		530,495
Food Products - 0.6%
Associated British Foods PLC	911,300	23,282
Calbee, Inc.	49,300	3,474
Kraft Foods Group, Inc.	231,100	10,508
Mondelez International, Inc.	1,819,200	46,335
Orion Corp.	11,348	11,716
Want Want China Holdings Ltd.	18,152,000	25,438
		120,753
Household Products - 1.8%
Colgate-Palmolive Co.	3,040,200	317,823
Kimberly-Clark Corp.	585,800	49,459
		367,282
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	3,271,300	$ 195,820
TOTAL CONSUMER STAPLES		1,902,943
ENERGY - 5.5%
Energy Equipment & Services - 0.2%
Cameron International Corp. (a)	100,100	5,652
Schlumberger Ltd.	417,600	28,936
Seadrill Partners LLC	48,100	1,234
		35,822
Oil, Gas & Consumable Fuels - 5.3%
Americas Petrogas, Inc. (a)(f)	836,000	2,521
Anadarko Petroleum Corp.	1,978,700	147,037
Birchcliff Energy Ltd. (a)	844,700	6,335
Birchcliff Energy Ltd. (f)	900,000	6,750
Cabot Oil & Gas Corp.	370,800	18,444
Canadian Natural Resources Ltd.	312,200	8,989
Cobalt International Energy, Inc. (a)	326,700	8,024
Concho Resources, Inc. (a)	393,980	31,739
Continental Resources, Inc. (a)	380,400	27,956
Cosan Ltd. Class A	171,100	2,962
Energy XXI (Bermuda) Ltd.	99,400	3,200
EOG Resources, Inc.	1,423,900	171,993
GoviEx Uranium, Inc. (a)(h)	3,477,000	9,110
HollyFrontier Corp.	197,600	9,198
Madalena Ventures, Inc. (f)	2,200,000	852
Marathon Petroleum Corp.	913,500	57,551
Murphy Oil Corp.	410,400	24,439
Noble Energy, Inc.	3,994,700	406,421
Occidental Petroleum Corp.	412,648	31,613
PBF Energy, Inc.	282,500	8,207
Phillips 66	1,027,600	54,566
Rooster Energy Ltd. (a)(e)	9,925,000	5,188
Skope Energy, Inc. (a)(e)(f)	784,000	51
TAG Oil Ltd. (a)	854,100	4,894
TAG Oil Ltd. (f)	322,900	1,850
Tesoro Corp.	182,892	8,056
Tourmaline Oil Corp. (a)	1,428,600	44,853
Tourmaline Oil Corp. (a)(f)	303,400	9,526
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
TransAtlantic Petroleum Ltd. (a)(f)	325,400	$ 270
Ultrapar Participacoes SA	158,200	3,620
		1,116,215
TOTAL ENERGY		1,152,037
FINANCIALS - 13.0%
Capital Markets - 0.3%
Bank of New York Mellon Corp.	166,800	4,287
Charles Schwab Corp.	286,000	4,107
Goldman Sachs Group, Inc.	85,400	10,894
Morgan Stanley	460,200	8,799
State Street Corp.	616,800	28,996
T. Rowe Price Group, Inc.	64,800	4,220
		61,303
Commercial Banks - 4.2%
Bank of Ireland (a)	320,846,128	48,684
BB&T Corp.	729,000	21,221
Fifth Third Bancorp	882,600	13,407
HDFC Bank Ltd. sponsored ADR	189,700	7,725
M&T Bank Corp.	456,411	44,943
Metro Bank PLC Class A (a)(h)	239,350	3,888
PNC Financial Services Group, Inc.	773,100	45,079
Royal Bank of Canada	176,200	10,607
U.S. Bancorp	5,016,500	160,227
Wells Fargo & Co.	15,140,085	517,488
		873,269
Consumer Finance - 0.9%
American Express Co.	2,446,600	140,631
Capital One Financial Corp.	735,800	42,625
		183,256
Diversified Financial Services - 0.5%
Citigroup, Inc.	1,154,570	45,675
JPMorgan Chase & Co.	1,097,714	48,266
Kotak Mahindra Bank Ltd.	284,313	3,398
		97,339
Insurance - 5.9%
ACE Ltd.	1,805,700	144,095
Admiral Group PLC	635,100	12,098
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
AIA Group Ltd.	16,288,600	$ 64,606
Berkshire Hathaway, Inc. Class A (a)	5,501	737,464
Direct Line Insurance Group PLC	3,926,200	13,898
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,600	8,867
Marsh & McLennan Companies, Inc.	1,176,200	40,544
The Chubb Corp.	1,789,900	134,815
The Travelers Companies, Inc.	1,229,600	88,310
		1,244,697
Real Estate Investment Trusts - 0.7%
American Tower Corp.	2,071,100	160,034
Real Estate Management & Development - 0.5%
BR Malls Participacoes SA	4,407,550	58,863
Kennedy-Wilson Holdings, Inc.	638,900	8,932
Realogy Holdings Corp.	724,199	30,387
		98,182
TOTAL FINANCIALS		2,718,080
HEALTH CARE - 12.3%
Biotechnology - 5.0%
Achillion Pharmaceuticals, Inc. (a)	20,700	166
Aegerion Pharmaceuticals, Inc. (a)	108,017	2,743
Alexion Pharmaceuticals, Inc. (a)	1,075,200	100,865
Amgen, Inc.	2,782,142	240,154
ARIAD Pharmaceuticals, Inc. (a)	2,137,172	40,991
Biogen Idec, Inc. (a)	2,162,800	317,218
BioMarin Pharmaceutical, Inc. (a)	380,300	18,730
Celgene Corp. (a)	509,300	40,092
CSL Ltd.	137,187	7,745
Gilead Sciences, Inc. (a)	1,578,330	115,928
Grifols SA ADR	665,241	17,250
Intercept Pharmaceuticals, Inc.	100,000	3,424
KYTHERA Biopharmaceuticals, Inc. (e)	105,900	3,213
KYTHERA Biopharmaceuticals, Inc. (e)(h)	1,438,435	39,278
Light Sciences Oncology, Inc. (a)	2,708,254	160
Medivation, Inc. (a)	350,340	17,923
Merrimack Pharmaceuticals, Inc.	502,236	3,059
Onyx Pharmaceuticals, Inc. (a)	102,200	7,719
Puma Biotechnology, Inc.	588,623	11,037
Regeneron Pharmaceuticals, Inc. (a)	262,200	44,855
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Rigel Pharmaceuticals, Inc. (a)	267,900	$ 1,741
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	116
Synageva BioPharma Corp. (a)	134,100	6,207
Theravance, Inc. (a)	196,600	4,378
Verastem, Inc.	575,000	5,054
		1,050,046
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	716,600	47,769
Boston Scientific Corp. (a)	217,600	1,247
CareFusion Corp. (a)	150,000	4,287
Covidien PLC	423,200	24,436
Cyberonics, Inc. (a)	166,500	8,746
High Power Exploration (a)	58,562	94
Intuitive Surgical, Inc. (a)	173,100	84,883
Medtronic, Inc.	396,700	16,273
Stryker Corp.	203,900	11,178
Varian Medical Systems, Inc. (a)	59,600	4,186
		203,099
Health Care Providers & Services - 1.0%
Acadia Healthcare Co., Inc. (a)	247,700	5,779
Catamaran Corp. (a)	405,172	19,088
CIGNA Corp.	366,800	19,609
DaVita, Inc. (a)	158,300	17,497
Express Scripts Holding Co. (a)	32,000	1,728
Henry Schein, Inc. (a)	242,945	19,547
McKesson Corp.	153,300	14,864
OvaScience, Inc. (a)(e)	1,090,900	9,131
UnitedHealth Group, Inc.	1,878,700	101,901
		209,144
Health Care Technology - 0.7%
athenahealth, Inc. (a)(d)	325,890	23,937
Cerner Corp. (a)	1,532,839	119,010
		142,947
Life Sciences Tools & Services - 0.6%
Fluidigm Corp. (a)(h)	112,607	1,611
Mettler-Toledo International, Inc. (a)	572,300	110,626
PerkinElmer, Inc.	15,800	501
Waters Corp. (a)	139,700	12,171
		124,909
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 4.0%
Abbott Laboratories	2,984,128	$ 195,460
Allergan, Inc.	124,500	11,420
Bayer AG	982,705	93,712
Bristol-Myers Squibb Co.	426,500	13,900
Eli Lilly & Co.	709,300	34,983
Johnson & Johnson	1,728,700	121,182
Merck & Co., Inc.	1,291,400	52,870
Mylan, Inc. (a)	668,300	18,365
Novartis AG sponsored ADR	238,500	15,097
Novo Nordisk A/S Series B	810,620	131,999
Perrigo Co.	636,760	66,242
Pfizer, Inc.	762,500	19,124
Valeant Pharmaceuticals International, Inc. (Canada) (a)	247,506	14,765
Watson Pharmaceuticals, Inc. (a)	502,700	43,232
		832,351
TOTAL HEALTH CARE		2,562,496
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.1%
Honeywell International, Inc.	72,300	4,589
United Technologies Corp.	128,900	10,571
		15,160
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	16,072	1,016
FedEx Corp.	131,600	12,070
		13,086
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	65,400	2,462
Fortune Brands Home & Security, Inc. (a)	660,900	19,311
		21,773
Commercial Services & Supplies - 0.5%
ADT Corp.	598,550	27,827
Edenred SA	460,600	14,246
Stericycle, Inc. (a)	690,015	64,358
Swisher Hygiene, Inc. (a)	1,395,310	2,198
		108,629
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	52,100	2,218
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.3%
AMETEK, Inc.	55,900	$ 2,100
Generac Holdings, Inc.	71,157	2,441
Roper Industries, Inc.	550,100	61,325
		65,866
Industrial Conglomerates - 1.1%
3M Co.	380,600	35,339
Danaher Corp.	2,948,554	164,824
General Electric Co.	1,466,000	30,771
		230,934
Machinery - 0.4%
Deere & Co.	94,500	8,167
Fanuc Corp.	62,600	11,647
Illinois Tool Works, Inc.	709,000	43,114
PACCAR, Inc.	194,800	8,807
Rexnord Corp.	263,300	5,608
Snap-On, Inc.	190,743	15,067
		92,410
Professional Services - 0.4%
Bureau Veritas SA	76,362	8,562
Experian PLC	2,137,600	34,452
IHS, Inc. Class A (a)	77,962	7,484
On Assignment, Inc. (a)	314,700	6,382
Verisk Analytics, Inc. (a)	515,200	26,275
		83,155
Road & Rail - 1.8%
Canadian Pacific (d)	1,479,600	150,087
J.B. Hunt Transport Services, Inc.	416,100	24,845
Localiza Rent A Car SA	201,300	3,731
Union Pacific Corp.	1,583,100	199,027
		377,690
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	320,800	6,897
Class A (a)(d)	1,102,578	23,705
Mills Estruturas e Servicos de Engenharia SA	92,300	1,551
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
MRC Global, Inc.	77,300	$ 2,147
W.W. Grainger, Inc.	357,400	72,327
		106,627
TOTAL INDUSTRIALS		1,117,548
INFORMATION TECHNOLOGY - 27.7%
Communications Equipment - 1.1%
Cisco Systems, Inc.	434,800	8,544
Motorola Solutions, Inc.	879,400	48,965
Palo Alto Networks, Inc. (d)	157,900	8,451
QUALCOMM, Inc.	2,808,951	174,211
		240,171
Computers & Peripherals - 7.3%
3D Systems Corp. (a)(d)	277,700	14,815
Apple, Inc.	2,763,579	1,473,057
EMC Corp. (a)	741,800	18,768
Stratasys Ltd. (a)	172,850	13,854
		1,520,494
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	2,301,538	148,910
Internet Software & Services - 8.5%
Akamai Technologies, Inc. (a)	189,600	7,757
Constant Contact, Inc. (a)(d)	205,400	2,919
Cornerstone OnDemand, Inc. (a)	501,550	14,811
Dropbox, Inc. (h)	1,289,836	11,672
eBay, Inc. (a)	4,164,461	212,471
Equinix, Inc. (a)	161,100	33,219
ExactTarget, Inc.	420,800	8,416
Facebook, Inc. Class A	6,049,742	161,105
Google, Inc. Class A (a)	1,550,105	1,099,598
LinkedIn Corp. (a)	556,000	63,840
MercadoLibre, Inc. (d)	123,900	9,735
Rackspace Hosting, Inc. (a)	220,900	16,406
Responsys, Inc. (a)	500,000	2,980
SPS Commerce, Inc. (a)(e)	1,000,000	37,270
Web.com Group, Inc. (a)	64,076	948
Yahoo!, Inc. (a)	4,316,000	85,888
		1,769,035
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 5.6%
Accenture PLC Class A	2,956,800	$ 196,627
Alliance Data Systems Corp. (a)	651,930	94,373
Cognizant Technology Solutions Corp. Class A (a)	118,500	8,775
Fidelity National Information Services, Inc.	1,141,697	39,742
Fiserv, Inc. (a)	738,881	58,394
FleetCor Technologies, Inc. (a)	200,686	10,767
Gartner, Inc. Class A (a)	87,500	4,027
IBM Corp.	219,000	41,949
MasterCard, Inc. Class A	647,060	317,888
Paychex, Inc.	61,300	1,909
Syntel, Inc.	7,200	386
Vantiv, Inc.	31,900	651
Visa, Inc. Class A	2,622,279	397,485
		1,172,973
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	148,900	6,263
ARM Holdings PLC sponsored ADR	3,051,200	115,427
ASML Holding NV	449,991	28,984
Linear Technology Corp.	60,600	2,079
Samsung Electronics Co. Ltd.	107,109	154,898
		307,651
Software - 3.0%
Activision Blizzard, Inc.	362,200	3,847
Allot Communications Ltd. (a)	631,288	11,250
Citrix Systems, Inc. (a)	464,900	30,567
CommVault Systems, Inc. (a)	247,800	17,274
Concur Technologies, Inc. (a)	821,727	55,483
FleetMatics Group PLC	429,600	10,809
Intuit, Inc.	1,729,200	102,887
Jive Software, Inc.	107,300	1,559
Mu Sigma, Inc. (h)	619,826	15,000
NetSuite, Inc. (a)	859,852	57,868
Red Hat, Inc. (a)	445,800	23,610
salesforce.com, Inc. (a)	702,633	118,113
ServiceNow, Inc. (d)	584,500	17,553
SolarWinds, Inc. (a)	969,262	50,838
Splunk, Inc.	324,003	9,403
Symantec Corp. (a)	2,118,800	39,855
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
Ultimate Software Group, Inc. (a)	142,906	13,492
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	294,800	$ 27,752
Workday, Inc.	254,331	13,861
Workday, Inc. (h)	284,512	13,955
		634,976
TOTAL INFORMATION TECHNOLOGY		5,794,210
MATERIALS - 5.0%
Chemicals - 2.4%
Ashland, Inc.	306,900	24,678
CF Industries Holdings, Inc.	58,500	11,885
Eastman Chemical Co.	394,100	26,819
Ecolab, Inc.	864,500	62,158
Filtrona PLC	1,365,318	12,279
FMC Corp.	258,900	15,151
LyondellBasell Industries NV Class A	579,200	33,067
Mexichem SAB de CV	2,226,500	12,421
Monsanto Co.	1,266,200	119,846
PPG Industries, Inc.	486,300	65,821
Sherwin-Williams Co.	361,100	55,544
Syngenta AG (Switzerland)	78,131	31,564
Valspar Corp.	355,200	22,164
W.R. Grace & Co. (a)	235,500	15,833
		509,230
Construction Materials - 0.0%
Eagle Materials, Inc.	43,200	2,527
Containers & Packaging - 0.1%
Ball Corp.	360,300	16,123
Metals & Mining - 2.4%
Allied Nevada Gold Corp. (Canada) (a)	177,100	5,356
Altius Minerals Corp. (a)	23,100	226
B2Gold Corp. (a)	7,220,600	25,842
B2Gold Corp. (a)(f)	660,000	2,362
CGA Mining Ltd. (Canada) (a)	5,671,800	14,996
Colossus Minerals, Inc. (a)	473,000	2,192
Continental Gold Ltd. (a)	222,400	1,979
Dalradian Resources, Inc. (a)(d)	2,427,900	3,734
Dalradian Resources, Inc. (f)	1,000,000	1,538
Eldorado Gold Corp.	815,803	10,498
Endeavour Mining Corp. (a)	3,415,195	7,107
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Franco-Nevada Corp.	3,201,500	$ 182,750
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	62,150	553
Freeport-McMoRan Copper & Gold, Inc.	638,900	21,850
Glencore International PLC (d)	1,894,800	10,946
Goldcorp, Inc.	52,201	1,919
Inmet Mining Corp.	190,500	14,174
Ivanplats Ltd. (f)	1,002,800	5,041
Ivanplats Ltd. Class A (h)	2,789,499	12,620
Medusa Mining Ltd.	2,560,151	14,584
New Gold, Inc. (a)	4,179,900	46,266
Newcrest Mining Ltd.	81,391	1,904
Novagold Resources, Inc. (a)	2,170,200	9,818
Pilot Gold, Inc. (a)	2,778,800	5,950
Premier Gold Mines Ltd. (a)	1,637,000	6,912
Premier Gold Mines Ltd. (f)	900,000	3,800
Pretium Resources, Inc. (a)	683,300	9,006
Primero Mining Corp. (a)	275,500	1,773
Royal Gold, Inc.	340,000	27,645
Tahoe Resources, Inc. (a)	178,000	3,257
Tahoe Resources, Inc. (a)(f)	1,074,200	19,655
Teranga Gold Corp. (a)	72,200	164
Turquoise Hill Resources Ltd. (a)	3,913,304	29,900
Yamana Gold, Inc.	112,900	1,942
		508,259
Paper & Forest Products - 0.1%
International Paper Co.	320,500	12,769
TOTAL MATERIALS		1,048,908
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
inContact, Inc. (a)	169,600	879
tw telecom, inc. (a)	312,000	7,947
		8,826
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc. Class B (non-vtg.)	268,600	12,195
TOTAL TELECOMMUNICATION SERVICES		21,021
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	19,223,626	$ 11,997
TOTAL COMMON STOCKS (Cost $15,120,078)		20,448,338
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00% (h)	165,366	845
8.00% (h)	11,811	60
8.00% (h)	11,812	60
		965
HEALTH CARE - 0.2%
Biotechnology - 0.1%
bluebird bio (h)	4,658,909	2,322
Intarcia Therapeutics, Inc. (h)	516,522	7,040
		9,362
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(h)	1,325,100	9,276
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (a)(h)	3,363,446	16,518
TOTAL HEALTH CARE		35,156
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (h)	299,518	2,710
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	$ 2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		5,491
TOTAL CONVERTIBLE PREFERRED STOCKS		41,612
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	9,700	2,226
TOTAL PREFERRED STOCKS (Cost $45,704)		43,838
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13 (h)	$ 26	26
9% 11/18/13 (h)	26	26
9% 12/2/13 (h)	362	362
		414
TOTAL NONCONVERTIBLE BONDS (Cost $414)		414
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	420,062,615	$ 420,062
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	110,038,793	110,039
TOTAL MONEY MARKET FUNDS (Cost $530,101)		530,101
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $15,696,297)		21,022,691
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(115,324)
NET ASSETS - 100%		$ 20,907,367
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $65,407,000 or 0.3% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $170,956,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 16,518
bluebird bio	7/23/12	$ 2,322
Castlight Health, Inc. Series D	4/25/12	$ 7,999
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
Glam Media, Inc. Series M-1: 8.00%	3/19/08	$ 3,024
8.00%	3/19/08	$ 216
8.00%	3/19/08	$ 216
Glam Media, Inc.: 9% 11/18/13	12/2/11	$ 26
9% 11/18/13	12/2/11	$ 26
9% 12/2/13	12/2/11	$ 362
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Intarcia Therapeutics, Inc.	11/14/12	$ 7,040
Ivanplats Ltd. Class A	10/23/12	$ 13,509
KYTHERA Biopharmaceuticals, Inc.	8/30/11	$ 20,000
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Metro Bank PLC Class A	5/21/12	$ 3,791
Mu Sigma, Inc.	12/21/12	$ 15,000
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
Workday, Inc.	10/13/11	$ 3,773
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,482
Fidelity Securities Lending Cash Central Fund	2,494
Total	$ 3,976
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
KYTHERA Biopharmaceuticals, Inc.	$ -	$ 2,497	$ -	$ -	$ 3,213
KYTHERA Biopharmaceuticals, Inc.	-	-	-	-	39,278
New World Oil & Gas PLC	-	2,884	3,633	-	-
OvaScience, Inc.	-	6,000	-	-	9,131
Rooster Energy Ltd.	-	6,357	299	-	5,188
Skope Energy, Inc.	1,193	-	-	-	51
SPS Commerce, Inc.	25,950	-	-	-	37,270
Total	$ 27,143	$ 17,738	$ 3,932	$ -	$ 94,131
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,122,289	$ 4,009,794	$ 89,169	$ 23,326
Consumer Staples	1,902,943	1,839,033	63,910	-
Energy	1,152,037	1,139,256	3,620	9,161
Financials	2,718,080	2,512,645	201,547	3,888
Health Care	2,597,652	2,289,392	272,850	35,410
Industrials	1,117,548	1,038,699	78,849	-
Information Technology	5,799,701	5,598,685	168,853	32,163
Materials	1,048,908	965,011	83,897	-
Telecommunication Services	21,021	21,021	-	-
Utilities	11,997	-	11,997	-
Corporate Bonds	414	-	-	414
Money Market Funds	530,101	530,101	-	-
Total Investments in Securities:	$ 21,022,691	$ 19,943,637	$ 974,692	$ 104,362

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 491,741
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.5%
Canada	3.9%
Ireland	1.2%
United Kingdom	1.2%
Korea (South)	1.0%
Others (Individually Less Than 1%)	5.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $108,679) - See accompanying schedule: Unaffiliated issuers (cost $15,101,098)	$ 20,398,459
Fidelity Central Funds (cost $530,101)	530,101
Other affiliated issuers (cost $65,098)	94,131
Total Investments (cost $15,696,297)		$ 21,022,691
Foreign currency held at value (cost $157)		157
Receivable for investments sold
Regular delivery		15,712
Delayed delivery		10,105
Receivable for fund shares sold		53,293
Dividends receivable		9,162
Interest receivable		40
Distributions receivable from Fidelity Central Funds		307
Prepaid expenses		62
Other receivables		913
Total assets		21,112,442

Liabilities
Payable for investments purchased	$ 4,314
Payable for fund shares redeemed	72,928
Accrued management fee	9,050
Distribution and service plan fees payable	4,389
Other affiliated payables	3,545
Other payables and accrued expenses	810
Collateral on securities loaned, at value	110,039
Total liabilities		205,075

Net Assets		$ 20,907,367
Net Assets consist of:
Paid in capital		$ 16,021,944
Accumulated net investment loss		(11,189)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(429,781)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,326,393
Net Assets		$ 20,907,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,459,221 ÷ 283,978 shares)	$ 22.75

Maximum offering price per share (100/94.25 of $22.75)	$ 24.14
Class T: Net Asset Value and redemption price per share ($1,794,864 ÷ 79,979 shares)	$ 22.44

Maximum offering price per share (100/96.50 of $22.44)	$ 23.25
Class B: Net Asset Value and offering price per share ($239,491 ÷ 11,206 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($2,515,368 ÷ 117,022 shares)A	$ 21.49

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,898,423 ÷ 430,000 shares)	$ 23.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2012

Investment Income
Dividends		$ 218,773
Interest		789
Income from Fidelity Central Funds		3,976
Total income		223,538

Expenses
Management fee Basic fee	$ 110,084
Performance adjustment	(4,764)
Transfer agent fees	39,486
Distribution and service plan fees	51,921
Accounting and security lending fees	1,734
Custodian fees and expenses	521
Independent trustees' compensation	129
Registration fees	721
Audit	112
Legal	69
Miscellaneous	184
Total expenses before reductions	200,197
Expense reductions	(1,159)	199,038
Net investment income (loss)		24,500
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	860,821
Other affiliated issuers	743
Foreign currency transactions	(162)
Total net realized gain (loss)		861,402
Change in net unrealized appreciation (depreciation) on: Investment securities	1,859,086
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		1,859,092
Net gain (loss)		2,720,494
Net increase (decrease) in net assets resulting from operations		$ 2,744,994

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,500	$ (45,595)
Net realized gain (loss)	861,402	606,286
Change in net unrealized appreciation (depreciation)	1,859,092	(772,221)
Net increase (decrease) in net assets resulting from operations	2,744,994	(211,530)
Distributions to shareholders from net investment income	(8,962)	-
Distributions to shareholders from net realized gain	(86,291)	(24,043)
Total distributions	(95,253)	(24,043)
Share transactions - net increase (decrease)	1,197,565	1,490,230
Total increase (decrease) in net assets	3,847,306	1,254,657

Net Assets
Beginning of period	17,060,061	15,805,404
End of period (including accumulated net investment loss of $11,189 and accumulated net investment loss of $22,699, respectively)	$ 20,907,367	$ 17,060,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.72	$ 19.96	$ 17.24	$ 13.36	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	(.05)	- I	.05
Net realized and unrealized gain (loss)	3.09	(.15)	2.81	3.89	(8.22)
Total from investment operations	3.12	(.20)	2.76	3.89	(8.17)
Distributions from net investment income	-	-	-	-	- I
Distributions from net realized gain	(.09)	(.04)	(.04)	(.01)	(.12)
Total distributions	(.09)	(.04)	(.04)	(.01)	(.12)
Net asset value, end of period	$ 22.75	$ 19.72	$ 19.96	$ 17.24	$ 13.36
Total Return A,B	15.84%	(1.04)%	16.07%	29.12%	(37.92)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.01%	1.08%	1.14%	1.19%	1.10%
Expenses net of fee waivers, if any	1.01%	1.08%	1.14%	1.19%	1.10%
Expenses net of all reductions	1.00%	1.07%	1.13%	1.18%	1.10%
Net investment income (loss)	.13%	(.23)%	(.28)%	-% F	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 6,459	$ 5,809	$ 5,603	$ 4,265	$ 2,614
Portfolio turnover rate E	47%	58%	47% H	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.46	$ 19.74	$ 17.08	$ 13.26	$ 21.56
Income from Investment Operations
Net investment income (loss) C	(.02)	(.10)	(.09)	(.04)	- H
Net realized and unrealized gain (loss) C	3.04	(.14)	2.78	3.86	(8.18)
Total from investment operations	3.02	(.24)	2.69	3.82	(8.18)
Distributions from net realized gain	(.04)	(.04)	(.03)	-	(.12)
Net asset value, end of period	$ 22.44	$ 19.46	$ 19.74	$ 17.08	$ 13.26
Total Return A,B	15.52%	(1.25)%	15.81%	28.81%	(38.13)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.32%	1.38%	1.45%	1.34%
Expenses net of fee waivers, if any	1.25%	1.32%	1.38%	1.45%	1.34%
Expenses net of all reductions	1.24%	1.32%	1.38%	1.44%	1.34%
Net investment income (loss)	(.11)%	(.48)%	(.52)%	(.25)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,795	$ 1,640	$ 1,756	$ 1,557	$ 1,254
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.60	$ 18.95	$ 16.49	$ 12.88	$ 21.04
Income from Investment Operations
Net investment income (loss) C	(.14)	(.20)	(.19)	(.11)	(.10)
Net realized and unrealized gain (loss)	2.91	(.15)	2.68	3.72	(7.94)
Total from investment operations	2.77	(.35)	2.49	3.61	(8.04)
Distributions from net realized gain	-	-	(.03)	-	(.12)
Net asset value, end of period	$ 21.37	$ 18.60	$ 18.95	$ 16.49	$ 12.88
Total Return A,B	14.89%	(1.85)%	15.14%	28.03%	(38.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.89%	1.96%	2.01%	1.91%
Expenses net of fee waivers, if any	1.82%	1.89%	1.96%	2.00%	1.91%
Expenses net of all reductions	1.81%	1.89%	1.95%	1.99%	1.91%
Net investment income (loss)	(.68)%	(1.05)%	(1.10)%	(.81)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 239	$ 309	$ 410	$ 401	$ 313
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.70	$ 19.03	$ 16.55	$ 12.92	$ 21.10
Income from Investment Operations
Net investment income (loss) C	(.13)	(.19)	(.17)	(.11)	(.09)
Net realized and unrealized gain (loss)	2.92	(.14)	2.68	3.74	(7.97)
Total from investment operations	2.79	(.33)	2.51	3.63	(8.06)
Distributions from net realized gain	-	-	(.03)	-	(.12)
Net asset value, end of period	$ 21.49	$ 18.70	$ 19.03	$ 16.55	$ 12.92
Total Return A,B	14.92%	(1.73)%	15.21%	28.10%	(38.39)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.75%	1.83%	1.88%	1.95%	1.85%
Expenses net of fee waivers, if any	1.75%	1.83%	1.88%	1.95%	1.85%
Expenses net of all reductions	1.75%	1.82%	1.88%	1.94%	1.85%
Net investment income (loss)	(.62)%	(.98)%	(1.02)%	(.76)%	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,515	$ 2,133	$ 2,138	$ 1,799	$ 1,355
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 20.14	$ 17.39	$ 13.49	$ 21.84
Income from Investment Operations
Net investment income (loss) B	.09	.01	(.01)	.03	.09
Net realized and unrealized gain (loss)	3.12	(.15)	2.85	3.93	(8.30)
Total from investment operations	3.21	(.14)	2.84	3.96	(8.21)
Distributions from net investment income	(.02)	-	-	(.02)	(.02)
Distributions from net realized gain	(.13)	(.04)	(.09)	(.04)	(.12)
Total distributions	(.15)	(.04)	(.09)	(.06)	(.14)
Net asset value, end of period	$ 23.02	$ 19.96	$ 20.14	$ 17.39	$ 13.49
Total Return A	16.11%	(.73)%	16.34%	29.37%	(37.76)%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.81%	.89%	.96%	.86%
Expenses net of fee waivers, if any	.74%	.81%	.89%	.96%	.86%
Expenses net of all reductions	.74%	.81%	.89%	.95%	.85%
Net investment income (loss)	.39%	.03%	(.04)%	.24%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 9,898	$ 7,169	$ 5,898	$ 4,225	$ 2,793
Portfolio turnover rate D	47%	58%	47% F	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,444,974
Gross unrealized depreciation	(276,653)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,168,321

Tax Cost	$ 15,854,370

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (268,609)
Net unrealized appreciation (depreciation)	$ 5,168,321

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2015	$ (5,939)
2017	(149,558)
2018	(113,112)
Total with expiration	$ (268,609)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund acquired $5,939 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 95,253	$ 24,043

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,493,187 and $8,803,571, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,824	$ 391
Class T	.25%	.25%	8,968	47
Class B	.75%	.25%	2,912	2,192
Class C	.75%	.25%	24,217	3,870
			$ 51,921	$ 6,500

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,352
Class T	196
Class B*	333
Class C*	173
$ 2,054

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,092.21
Class T	3,551.20
Class B	780.27
Class C	4,950.20
Institutional Class	17,113.19
	$ 39,486

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $136 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,721. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,494, including $112 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,158 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Institutional Class	8,962	-
Total	$ 8,962	$ -
From net realized gain
Class A	$ 26,405	$ 10,098
Class T	3,128	3,142
Class B	-	-
Class C	-	-
Institutional Class	56,758	10,803
Total	$ 86,291	$ 24,043

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Class A
Shares sold	69,742	90,043	$ 1,537,976	$ 1,820,476
Reinvestment of distributions	1,068	439	24,021	9,175
Shares redeemed	(81,404)	(76,699)	(1,797,007)	(1,538,413)
Net increase (decrease)	(10,594)	13,783	$ (235,010)	$ 291,238
Class T
Shares sold	13,706	18,906	$ 297,340	$ 377,982
Reinvestment of distributions	128	139	2,849	2,869
Shares redeemed	(18,113)	(23,772)	(394,342)	(474,099)
Net increase (decrease)	(4,279)	(4,727)	$ (94,153)	$ (93,248)
Class B
Shares sold	265	510	$ 5,463	$ 9,732
Reinvestment of distributions	-	-	-	-
Shares redeemed	(5,694)	(5,503)	(118,394)	(105,005)
Net increase (decrease)	(5,429)	(4,993)	$ (112,931)	$ (95,273)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Class C
Shares sold	22,815	23,065	$ 474,829	$ 444,337
Reinvestment of distributions	-	-	-	-
Shares redeemed	(19,869)	(21,338)	(414,007)	(406,710)
Net increase (decrease)	2,946	1,727	$ 60,822	$ 37,627
Institutional Class
Shares sold	143,736	141,293	$ 3,208,589	$ 2,863,246
Reinvestment of distributions	2,421	404	55,102	8,538
Shares redeemed	(75,358)	(75,337)	(1,684,854)	(1,521,898)
Net increase (decrease)	70,799	66,360	$ 1,578,837	$ 1,349,886

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIF-UANN-0213
1.796408.109

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Institutional Class

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	16.11%	1.54%	9.95%

A From July 31, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Institutional Class on July 31, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending December 31, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Stocks began the year on a high note, with an improving U.S. economy and proposed bailouts in Europe buoying equities in the first quarter. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Within the S&P 500®, the financials and consumer discretionary sectors significantly outpaced the benchmark, while utilities and energy lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.48%.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Institutional Class shares returned 16.11%, slightly ahead of the S&P 500®. Stock selection drove results versus the index, led by picks in technology, where I've had a strong commitment for many years. Here, market leader Apple was by far the fund's top individual contributor. Its shares rose roughly 33% for the year, despite a weak fourth quarter. The fund also was helped by largely avoiding the weak utilities sector and large energy stocks, based on their inferior relative earnings prospects. This included integrated oil firm and index component Exxon Mobil, which underperformed. Electronic payment leader Visa also notably contributed, fueled by strong earnings. Conversely, the fund was hurt by underweighting the rebounding diversified financials group, as large banks such as Bank of America - which I did not own - and JPMorgan Chase rose sharply with the improving U.S. economy. Weak sales hurt fast-food chain McDonald's. Concerns about intensified competition hurt Internet search giant Google, another of the fund's largest holdings. A cash position also detracted, given the market's strong advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Class A	1.03%
Actual		$ 1,000.00	$ 1,047.90	$ 5.30
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
Class T	1.27%
Actual		$ 1,000.00	$ 1,046.50	$ 6.53
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Class B	1.84%
Actual		$ 1,000.00	$ 1,043.50	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.89	$ 9.32
Class C	1.78%
Actual		$ 1,000.00	$ 1,043.70	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 9.02
Institutional Class	.76%
Actual		$ 1,000.00	$ 1,049.20	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.0	8.7
Google, Inc. Class A	5.3	4.2
Berkshire Hathaway, Inc. Class A	3.5	3.0
Wells Fargo & Co.	2.5	2.4
The Coca-Cola Co.	2.4	2.7
The Walt Disney Co.	2.3	2.3
Noble Energy, Inc.	2.0	1.7
Visa, Inc. Class A	1.9	1.5
Amazon.com, Inc.	1.7	1.4
TJX Companies, Inc.	1.7	1.9
	30.3
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.7	27.3
Consumer Discretionary	19.7	22.2
Financials	13.0	10.8
Health Care	12.5	10.2
Consumer Staples	9.1	9.0
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 97.8%		Stocks 92.0%
	Bonds† 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 7.6%
* Foreign investments	12.5%	** Foreign investments	11.3%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.7%
Automobiles - 0.2%
Hyundai Motor Co.	93,734	$ 19,449
Tesla Motors, Inc. (a)	405,300	13,728
		33,177
Distributors - 0.1%
LKQ Corp. (a)	1,004,600	21,197
Diversified Consumer Services - 0.0%
Kroton Educacional SA (a)	116,900	2,672
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	477,678	142,090
Dunkin' Brands Group, Inc.	1,709,800	56,731
Galaxy Entertainment Group Ltd. (a)	2,222,000	8,910
InterContinental Hotel Group PLC	150,173	4,211
McDonald's Corp.	3,495,998	308,382
Paddy Power PLC (Ireland)	29,400	2,427
Panera Bread Co. Class A (a)	20,200	3,208
Starbucks Corp.	2,403,482	128,875
Tim Hortons, Inc. (Canada)	2,695,700	132,332
		787,166
Household Durables - 1.3%
D.R. Horton, Inc.	4,251,657	84,098
Lennar Corp. Class A (d)	1,362,600	52,692
PulteGroup, Inc. (a)	5,269,000	95,685
Ryland Group, Inc.	328,400	11,987
Toll Brothers, Inc. (a)	566,906	18,328
Whirlpool Corp.	59,700	6,074
		268,864
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	1,432,900	359,859
Expedia, Inc.	111,251	6,836
Liberty Media Corp.:
Interactive Series A (a)	607,400	11,954
Series A (a)	19,400	1,315
priceline.com, Inc. (a)	206,120	128,042
TripAdvisor, Inc.	1,515,300	63,582
		571,588
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	359,400	30,244
Media - 5.5%
Comcast Corp. Class A	6,265,500	234,204
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc. (a)	3,956,727	$ 251,173
Legend Pictures LLC (a)(g)(h)	11,303	20,946
Liberty Global, Inc. Class A (a)	596,600	37,580
Liberty Media Corp. Capital Series A (a)	473,632	54,946
Naspers Ltd. Class N	378,200	24,233
Sirius XM Radio, Inc. (d)	11,190,279	32,340
The Walt Disney Co.	9,517,880	473,895
Time Warner Cable, Inc.	272,141	26,449
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	850
		1,156,616
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,065,718	43,226
Dollarama, Inc. (f)	63,100	3,741
		46,967
Specialty Retail - 4.2%
Bed Bath & Beyond, Inc. (a)	2,201,600	123,091
Dick's Sporting Goods, Inc.	384,400	17,486
DSW, Inc. Class A	146,100	9,597
Fast Retailing Co. Ltd.	46,300	11,816
Five Below, Inc. (d)	124,200	3,979
Foot Locker, Inc.	763,700	24,530
Gap, Inc.	546,100	16,951
GNC Holdings, Inc.	250,400	8,333
Home Depot, Inc.	783,400	48,453
Inditex SA	51,277	7,205
Lithia Motors, Inc. Class A (sub. vtg.)	400,000	14,968
Penske Automotive Group, Inc.	418,100	12,581
PetSmart, Inc.	520,100	35,544
Ross Stores, Inc.	1,911,600	103,513
TJX Companies, Inc.	8,328,300	353,536
Ulta Salon, Cosmetics & Fragrance, Inc.	429,902	42,242
Urban Outfitters, Inc. (a)	922,800	36,321
		870,146
Textiles, Apparel & Luxury Goods - 1.6%
China Hongxing Sports Ltd. (a)	6,000,000	565
lululemon athletica, Inc. (a)	112,000	8,538
Luxottica Group SpA	318,900	13,163
LVMH Moet Hennessy - Louis Vuitton SA	84,200	15,540
Michael Kors Holdings Ltd.	396,900	20,254
NIKE, Inc. Class B	3,178,400	164,005
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	105,500	$ 11,712
Salvatore Ferragamo Italia SpA	70,000	1,550
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	1,208,100	58,629
VF Corp.	241,800	36,505
		330,461
TOTAL CONSUMER DISCRETIONARY		4,119,098
CONSUMER STAPLES - 9.1%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	1,194,400	104,403
Boston Beer Co., Inc. Class A (a)(d)	127,270	17,111
Coca-Cola Icecek A/S	8,000	166
Diageo PLC sponsored ADR	261,500	30,486
Dr. Pepper Snapple Group, Inc.	636,900	28,138
The Coca-Cola Co.	14,021,774	508,289
		688,593
Food & Staples Retailing - 2.5%
Bim Birlesik Magazalar A/S JSC	70,000	3,424
Costco Wholesale Corp.	1,481,800	146,357
CVS Caremark Corp.	2,303,300	111,365
Fresh Market, Inc. (a)	349,400	16,803
Wal-Mart Stores, Inc.	3,499,400	238,764
Whole Foods Market, Inc.	150,900	13,782
		530,495
Food Products - 0.6%
Associated British Foods PLC	911,300	23,282
Calbee, Inc.	49,300	3,474
Kraft Foods Group, Inc.	231,100	10,508
Mondelez International, Inc.	1,819,200	46,335
Orion Corp.	11,348	11,716
Want Want China Holdings Ltd.	18,152,000	25,438
		120,753
Household Products - 1.8%
Colgate-Palmolive Co.	3,040,200	317,823
Kimberly-Clark Corp.	585,800	49,459
		367,282
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	3,271,300	$ 195,820
TOTAL CONSUMER STAPLES		1,902,943
ENERGY - 5.5%
Energy Equipment & Services - 0.2%
Cameron International Corp. (a)	100,100	5,652
Schlumberger Ltd.	417,600	28,936
Seadrill Partners LLC	48,100	1,234
		35,822
Oil, Gas & Consumable Fuels - 5.3%
Americas Petrogas, Inc. (a)(f)	836,000	2,521
Anadarko Petroleum Corp.	1,978,700	147,037
Birchcliff Energy Ltd. (a)	844,700	6,335
Birchcliff Energy Ltd. (f)	900,000	6,750
Cabot Oil & Gas Corp.	370,800	18,444
Canadian Natural Resources Ltd.	312,200	8,989
Cobalt International Energy, Inc. (a)	326,700	8,024
Concho Resources, Inc. (a)	393,980	31,739
Continental Resources, Inc. (a)	380,400	27,956
Cosan Ltd. Class A	171,100	2,962
Energy XXI (Bermuda) Ltd.	99,400	3,200
EOG Resources, Inc.	1,423,900	171,993
GoviEx Uranium, Inc. (a)(h)	3,477,000	9,110
HollyFrontier Corp.	197,600	9,198
Madalena Ventures, Inc. (f)	2,200,000	852
Marathon Petroleum Corp.	913,500	57,551
Murphy Oil Corp.	410,400	24,439
Noble Energy, Inc.	3,994,700	406,421
Occidental Petroleum Corp.	412,648	31,613
PBF Energy, Inc.	282,500	8,207
Phillips 66	1,027,600	54,566
Rooster Energy Ltd. (a)(e)	9,925,000	5,188
Skope Energy, Inc. (a)(e)(f)	784,000	51
TAG Oil Ltd. (a)	854,100	4,894
TAG Oil Ltd. (f)	322,900	1,850
Tesoro Corp.	182,892	8,056
Tourmaline Oil Corp. (a)	1,428,600	44,853
Tourmaline Oil Corp. (a)(f)	303,400	9,526
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
TransAtlantic Petroleum Ltd. (a)(f)	325,400	$ 270
Ultrapar Participacoes SA	158,200	3,620
		1,116,215
TOTAL ENERGY		1,152,037
FINANCIALS - 13.0%
Capital Markets - 0.3%
Bank of New York Mellon Corp.	166,800	4,287
Charles Schwab Corp.	286,000	4,107
Goldman Sachs Group, Inc.	85,400	10,894
Morgan Stanley	460,200	8,799
State Street Corp.	616,800	28,996
T. Rowe Price Group, Inc.	64,800	4,220
		61,303
Commercial Banks - 4.2%
Bank of Ireland (a)	320,846,128	48,684
BB&T Corp.	729,000	21,221
Fifth Third Bancorp	882,600	13,407
HDFC Bank Ltd. sponsored ADR	189,700	7,725
M&T Bank Corp.	456,411	44,943
Metro Bank PLC Class A (a)(h)	239,350	3,888
PNC Financial Services Group, Inc.	773,100	45,079
Royal Bank of Canada	176,200	10,607
U.S. Bancorp	5,016,500	160,227
Wells Fargo & Co.	15,140,085	517,488
		873,269
Consumer Finance - 0.9%
American Express Co.	2,446,600	140,631
Capital One Financial Corp.	735,800	42,625
		183,256
Diversified Financial Services - 0.5%
Citigroup, Inc.	1,154,570	45,675
JPMorgan Chase & Co.	1,097,714	48,266
Kotak Mahindra Bank Ltd.	284,313	3,398
		97,339
Insurance - 5.9%
ACE Ltd.	1,805,700	144,095
Admiral Group PLC	635,100	12,098
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
AIA Group Ltd.	16,288,600	$ 64,606
Berkshire Hathaway, Inc. Class A (a)	5,501	737,464
Direct Line Insurance Group PLC	3,926,200	13,898
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,600	8,867
Marsh & McLennan Companies, Inc.	1,176,200	40,544
The Chubb Corp.	1,789,900	134,815
The Travelers Companies, Inc.	1,229,600	88,310
		1,244,697
Real Estate Investment Trusts - 0.7%
American Tower Corp.	2,071,100	160,034
Real Estate Management & Development - 0.5%
BR Malls Participacoes SA	4,407,550	58,863
Kennedy-Wilson Holdings, Inc.	638,900	8,932
Realogy Holdings Corp.	724,199	30,387
		98,182
TOTAL FINANCIALS		2,718,080
HEALTH CARE - 12.3%
Biotechnology - 5.0%
Achillion Pharmaceuticals, Inc. (a)	20,700	166
Aegerion Pharmaceuticals, Inc. (a)	108,017	2,743
Alexion Pharmaceuticals, Inc. (a)	1,075,200	100,865
Amgen, Inc.	2,782,142	240,154
ARIAD Pharmaceuticals, Inc. (a)	2,137,172	40,991
Biogen Idec, Inc. (a)	2,162,800	317,218
BioMarin Pharmaceutical, Inc. (a)	380,300	18,730
Celgene Corp. (a)	509,300	40,092
CSL Ltd.	137,187	7,745
Gilead Sciences, Inc. (a)	1,578,330	115,928
Grifols SA ADR	665,241	17,250
Intercept Pharmaceuticals, Inc.	100,000	3,424
KYTHERA Biopharmaceuticals, Inc. (e)	105,900	3,213
KYTHERA Biopharmaceuticals, Inc. (e)(h)	1,438,435	39,278
Light Sciences Oncology, Inc. (a)	2,708,254	160
Medivation, Inc. (a)	350,340	17,923
Merrimack Pharmaceuticals, Inc.	502,236	3,059
Onyx Pharmaceuticals, Inc. (a)	102,200	7,719
Puma Biotechnology, Inc.	588,623	11,037
Regeneron Pharmaceuticals, Inc. (a)	262,200	44,855
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Rigel Pharmaceuticals, Inc. (a)	267,900	$ 1,741
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	116
Synageva BioPharma Corp. (a)	134,100	6,207
Theravance, Inc. (a)	196,600	4,378
Verastem, Inc.	575,000	5,054
		1,050,046
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	716,600	47,769
Boston Scientific Corp. (a)	217,600	1,247
CareFusion Corp. (a)	150,000	4,287
Covidien PLC	423,200	24,436
Cyberonics, Inc. (a)	166,500	8,746
High Power Exploration (a)	58,562	94
Intuitive Surgical, Inc. (a)	173,100	84,883
Medtronic, Inc.	396,700	16,273
Stryker Corp.	203,900	11,178
Varian Medical Systems, Inc. (a)	59,600	4,186
		203,099
Health Care Providers & Services - 1.0%
Acadia Healthcare Co., Inc. (a)	247,700	5,779
Catamaran Corp. (a)	405,172	19,088
CIGNA Corp.	366,800	19,609
DaVita, Inc. (a)	158,300	17,497
Express Scripts Holding Co. (a)	32,000	1,728
Henry Schein, Inc. (a)	242,945	19,547
McKesson Corp.	153,300	14,864
OvaScience, Inc. (a)(e)	1,090,900	9,131
UnitedHealth Group, Inc.	1,878,700	101,901
		209,144
Health Care Technology - 0.7%
athenahealth, Inc. (a)(d)	325,890	23,937
Cerner Corp. (a)	1,532,839	119,010
		142,947
Life Sciences Tools & Services - 0.6%
Fluidigm Corp. (a)(h)	112,607	1,611
Mettler-Toledo International, Inc. (a)	572,300	110,626
PerkinElmer, Inc.	15,800	501
Waters Corp. (a)	139,700	12,171
		124,909
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 4.0%
Abbott Laboratories	2,984,128	$ 195,460
Allergan, Inc.	124,500	11,420
Bayer AG	982,705	93,712
Bristol-Myers Squibb Co.	426,500	13,900
Eli Lilly & Co.	709,300	34,983
Johnson & Johnson	1,728,700	121,182
Merck & Co., Inc.	1,291,400	52,870
Mylan, Inc. (a)	668,300	18,365
Novartis AG sponsored ADR	238,500	15,097
Novo Nordisk A/S Series B	810,620	131,999
Perrigo Co.	636,760	66,242
Pfizer, Inc.	762,500	19,124
Valeant Pharmaceuticals International, Inc. (Canada) (a)	247,506	14,765
Watson Pharmaceuticals, Inc. (a)	502,700	43,232
		832,351
TOTAL HEALTH CARE		2,562,496
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.1%
Honeywell International, Inc.	72,300	4,589
United Technologies Corp.	128,900	10,571
		15,160
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	16,072	1,016
FedEx Corp.	131,600	12,070
		13,086
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	65,400	2,462
Fortune Brands Home & Security, Inc. (a)	660,900	19,311
		21,773
Commercial Services & Supplies - 0.5%
ADT Corp.	598,550	27,827
Edenred SA	460,600	14,246
Stericycle, Inc. (a)	690,015	64,358
Swisher Hygiene, Inc. (a)	1,395,310	2,198
		108,629
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	52,100	2,218
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.3%
AMETEK, Inc.	55,900	$ 2,100
Generac Holdings, Inc.	71,157	2,441
Roper Industries, Inc.	550,100	61,325
		65,866
Industrial Conglomerates - 1.1%
3M Co.	380,600	35,339
Danaher Corp.	2,948,554	164,824
General Electric Co.	1,466,000	30,771
		230,934
Machinery - 0.4%
Deere & Co.	94,500	8,167
Fanuc Corp.	62,600	11,647
Illinois Tool Works, Inc.	709,000	43,114
PACCAR, Inc.	194,800	8,807
Rexnord Corp.	263,300	5,608
Snap-On, Inc.	190,743	15,067
		92,410
Professional Services - 0.4%
Bureau Veritas SA	76,362	8,562
Experian PLC	2,137,600	34,452
IHS, Inc. Class A (a)	77,962	7,484
On Assignment, Inc. (a)	314,700	6,382
Verisk Analytics, Inc. (a)	515,200	26,275
		83,155
Road & Rail - 1.8%
Canadian Pacific (d)	1,479,600	150,087
J.B. Hunt Transport Services, Inc.	416,100	24,845
Localiza Rent A Car SA	201,300	3,731
Union Pacific Corp.	1,583,100	199,027
		377,690
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	320,800	6,897
Class A (a)(d)	1,102,578	23,705
Mills Estruturas e Servicos de Engenharia SA	92,300	1,551
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
MRC Global, Inc.	77,300	$ 2,147
W.W. Grainger, Inc.	357,400	72,327
		106,627
TOTAL INDUSTRIALS		1,117,548
INFORMATION TECHNOLOGY - 27.7%
Communications Equipment - 1.1%
Cisco Systems, Inc.	434,800	8,544
Motorola Solutions, Inc.	879,400	48,965
Palo Alto Networks, Inc. (d)	157,900	8,451
QUALCOMM, Inc.	2,808,951	174,211
		240,171
Computers & Peripherals - 7.3%
3D Systems Corp. (a)(d)	277,700	14,815
Apple, Inc.	2,763,579	1,473,057
EMC Corp. (a)	741,800	18,768
Stratasys Ltd. (a)	172,850	13,854
		1,520,494
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	2,301,538	148,910
Internet Software & Services - 8.5%
Akamai Technologies, Inc. (a)	189,600	7,757
Constant Contact, Inc. (a)(d)	205,400	2,919
Cornerstone OnDemand, Inc. (a)	501,550	14,811
Dropbox, Inc. (h)	1,289,836	11,672
eBay, Inc. (a)	4,164,461	212,471
Equinix, Inc. (a)	161,100	33,219
ExactTarget, Inc.	420,800	8,416
Facebook, Inc. Class A	6,049,742	161,105
Google, Inc. Class A (a)	1,550,105	1,099,598
LinkedIn Corp. (a)	556,000	63,840
MercadoLibre, Inc. (d)	123,900	9,735
Rackspace Hosting, Inc. (a)	220,900	16,406
Responsys, Inc. (a)	500,000	2,980
SPS Commerce, Inc. (a)(e)	1,000,000	37,270
Web.com Group, Inc. (a)	64,076	948
Yahoo!, Inc. (a)	4,316,000	85,888
		1,769,035
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 5.6%
Accenture PLC Class A	2,956,800	$ 196,627
Alliance Data Systems Corp. (a)	651,930	94,373
Cognizant Technology Solutions Corp. Class A (a)	118,500	8,775
Fidelity National Information Services, Inc.	1,141,697	39,742
Fiserv, Inc. (a)	738,881	58,394
FleetCor Technologies, Inc. (a)	200,686	10,767
Gartner, Inc. Class A (a)	87,500	4,027
IBM Corp.	219,000	41,949
MasterCard, Inc. Class A	647,060	317,888
Paychex, Inc.	61,300	1,909
Syntel, Inc.	7,200	386
Vantiv, Inc.	31,900	651
Visa, Inc. Class A	2,622,279	397,485
		1,172,973
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	148,900	6,263
ARM Holdings PLC sponsored ADR	3,051,200	115,427
ASML Holding NV	449,991	28,984
Linear Technology Corp.	60,600	2,079
Samsung Electronics Co. Ltd.	107,109	154,898
		307,651
Software - 3.0%
Activision Blizzard, Inc.	362,200	3,847
Allot Communications Ltd. (a)	631,288	11,250
Citrix Systems, Inc. (a)	464,900	30,567
CommVault Systems, Inc. (a)	247,800	17,274
Concur Technologies, Inc. (a)	821,727	55,483
FleetMatics Group PLC	429,600	10,809
Intuit, Inc.	1,729,200	102,887
Jive Software, Inc.	107,300	1,559
Mu Sigma, Inc. (h)	619,826	15,000
NetSuite, Inc. (a)	859,852	57,868
Red Hat, Inc. (a)	445,800	23,610
salesforce.com, Inc. (a)	702,633	118,113
ServiceNow, Inc. (d)	584,500	17,553
SolarWinds, Inc. (a)	969,262	50,838
Splunk, Inc.	324,003	9,403
Symantec Corp. (a)	2,118,800	39,855
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
Ultimate Software Group, Inc. (a)	142,906	13,492
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	294,800	$ 27,752
Workday, Inc.	254,331	13,861
Workday, Inc. (h)	284,512	13,955
		634,976
TOTAL INFORMATION TECHNOLOGY		5,794,210
MATERIALS - 5.0%
Chemicals - 2.4%
Ashland, Inc.	306,900	24,678
CF Industries Holdings, Inc.	58,500	11,885
Eastman Chemical Co.	394,100	26,819
Ecolab, Inc.	864,500	62,158
Filtrona PLC	1,365,318	12,279
FMC Corp.	258,900	15,151
LyondellBasell Industries NV Class A	579,200	33,067
Mexichem SAB de CV	2,226,500	12,421
Monsanto Co.	1,266,200	119,846
PPG Industries, Inc.	486,300	65,821
Sherwin-Williams Co.	361,100	55,544
Syngenta AG (Switzerland)	78,131	31,564
Valspar Corp.	355,200	22,164
W.R. Grace & Co. (a)	235,500	15,833
		509,230
Construction Materials - 0.0%
Eagle Materials, Inc.	43,200	2,527
Containers & Packaging - 0.1%
Ball Corp.	360,300	16,123
Metals & Mining - 2.4%
Allied Nevada Gold Corp. (Canada) (a)	177,100	5,356
Altius Minerals Corp. (a)	23,100	226
B2Gold Corp. (a)	7,220,600	25,842
B2Gold Corp. (a)(f)	660,000	2,362
CGA Mining Ltd. (Canada) (a)	5,671,800	14,996
Colossus Minerals, Inc. (a)	473,000	2,192
Continental Gold Ltd. (a)	222,400	1,979
Dalradian Resources, Inc. (a)(d)	2,427,900	3,734
Dalradian Resources, Inc. (f)	1,000,000	1,538
Eldorado Gold Corp.	815,803	10,498
Endeavour Mining Corp. (a)	3,415,195	7,107
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Franco-Nevada Corp.	3,201,500	$ 182,750
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	62,150	553
Freeport-McMoRan Copper & Gold, Inc.	638,900	21,850
Glencore International PLC (d)	1,894,800	10,946
Goldcorp, Inc.	52,201	1,919
Inmet Mining Corp.	190,500	14,174
Ivanplats Ltd. (f)	1,002,800	5,041
Ivanplats Ltd. Class A (h)	2,789,499	12,620
Medusa Mining Ltd.	2,560,151	14,584
New Gold, Inc. (a)	4,179,900	46,266
Newcrest Mining Ltd.	81,391	1,904
Novagold Resources, Inc. (a)	2,170,200	9,818
Pilot Gold, Inc. (a)	2,778,800	5,950
Premier Gold Mines Ltd. (a)	1,637,000	6,912
Premier Gold Mines Ltd. (f)	900,000	3,800
Pretium Resources, Inc. (a)	683,300	9,006
Primero Mining Corp. (a)	275,500	1,773
Royal Gold, Inc.	340,000	27,645
Tahoe Resources, Inc. (a)	178,000	3,257
Tahoe Resources, Inc. (a)(f)	1,074,200	19,655
Teranga Gold Corp. (a)	72,200	164
Turquoise Hill Resources Ltd. (a)	3,913,304	29,900
Yamana Gold, Inc.	112,900	1,942
		508,259
Paper & Forest Products - 0.1%
International Paper Co.	320,500	12,769
TOTAL MATERIALS		1,048,908
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
inContact, Inc. (a)	169,600	879
tw telecom, inc. (a)	312,000	7,947
		8,826
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc. Class B (non-vtg.)	268,600	12,195
TOTAL TELECOMMUNICATION SERVICES		21,021
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	19,223,626	$ 11,997
TOTAL COMMON STOCKS (Cost $15,120,078)		20,448,338
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00% (h)	165,366	845
8.00% (h)	11,811	60
8.00% (h)	11,812	60
		965
HEALTH CARE - 0.2%
Biotechnology - 0.1%
bluebird bio (h)	4,658,909	2,322
Intarcia Therapeutics, Inc. (h)	516,522	7,040
		9,362
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(h)	1,325,100	9,276
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (a)(h)	3,363,446	16,518
TOTAL HEALTH CARE		35,156
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (h)	299,518	2,710
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	$ 2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		5,491
TOTAL CONVERTIBLE PREFERRED STOCKS		41,612
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	9,700	2,226
TOTAL PREFERRED STOCKS (Cost $45,704)		43,838
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13 (h)	$ 26	26
9% 11/18/13 (h)	26	26
9% 12/2/13 (h)	362	362
		414
TOTAL NONCONVERTIBLE BONDS (Cost $414)		414
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.18% (b)	420,062,615	$ 420,062
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	110,038,793	110,039
TOTAL MONEY MARKET FUNDS (Cost $530,101)		530,101
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $15,696,297)		21,022,691
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(115,324)
NET ASSETS - 100%		$ 20,907,367
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $65,407,000 or 0.3% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $170,956,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 16,518
bluebird bio	7/23/12	$ 2,322
Castlight Health, Inc. Series D	4/25/12	$ 7,999
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
Glam Media, Inc. Series M-1: 8.00%	3/19/08	$ 3,024
8.00%	3/19/08	$ 216
8.00%	3/19/08	$ 216
Glam Media, Inc.: 9% 11/18/13	12/2/11	$ 26
9% 11/18/13	12/2/11	$ 26
9% 12/2/13	12/2/11	$ 362
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Intarcia Therapeutics, Inc.	11/14/12	$ 7,040
Ivanplats Ltd. Class A	10/23/12	$ 13,509
KYTHERA Biopharmaceuticals, Inc.	8/30/11	$ 20,000
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Metro Bank PLC Class A	5/21/12	$ 3,791
Mu Sigma, Inc.	12/21/12	$ 15,000
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
Workday, Inc.	10/13/11	$ 3,773
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,482
Fidelity Securities Lending Cash Central Fund	2,494
Total	$ 3,976
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
KYTHERA Biopharmaceuticals, Inc.	$ -	$ 2,497	$ -	$ -	$ 3,213
KYTHERA Biopharmaceuticals, Inc.	-	-	-	-	39,278
New World Oil & Gas PLC	-	2,884	3,633	-	-
OvaScience, Inc.	-	6,000	-	-	9,131
Rooster Energy Ltd.	-	6,357	299	-	5,188
Skope Energy, Inc.	1,193	-	-	-	51
SPS Commerce, Inc.	25,950	-	-	-	37,270
Total	$ 27,143	$ 17,738	$ 3,932	$ -	$ 94,131
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,122,289	$ 4,009,794	$ 89,169	$ 23,326
Consumer Staples	1,902,943	1,839,033	63,910	-
Energy	1,152,037	1,139,256	3,620	9,161
Financials	2,718,080	2,512,645	201,547	3,888
Health Care	2,597,652	2,289,392	272,850	35,410
Industrials	1,117,548	1,038,699	78,849	-
Information Technology	5,799,701	5,598,685	168,853	32,163
Materials	1,048,908	965,011	83,897	-
Telecommunication Services	21,021	21,021	-	-
Utilities	11,997	-	11,997	-
Corporate Bonds	414	-	-	414
Money Market Funds	530,101	530,101	-	-
Total Investments in Securities:	$ 21,022,691	$ 19,943,637	$ 974,692	$ 104,362

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 491,741
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.5%
Canada	3.9%
Ireland	1.2%
United Kingdom	1.2%
Korea (South)	1.0%
Others (Individually Less Than 1%)	5.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $108,679) - See accompanying schedule: Unaffiliated issuers (cost $15,101,098)	$ 20,398,459
Fidelity Central Funds (cost $530,101)	530,101
Other affiliated issuers (cost $65,098)	94,131
Total Investments (cost $15,696,297)		$ 21,022,691
Foreign currency held at value (cost $157)		157
Receivable for investments sold
Regular delivery		15,712
Delayed delivery		10,105
Receivable for fund shares sold		53,293
Dividends receivable		9,162
Interest receivable		40
Distributions receivable from Fidelity Central Funds		307
Prepaid expenses		62
Other receivables		913
Total assets		21,112,442

Liabilities
Payable for investments purchased	$ 4,314
Payable for fund shares redeemed	72,928
Accrued management fee	9,050
Distribution and service plan fees payable	4,389
Other affiliated payables	3,545
Other payables and accrued expenses	810
Collateral on securities loaned, at value	110,039
Total liabilities		205,075

Net Assets		$ 20,907,367
Net Assets consist of:
Paid in capital		$ 16,021,944
Accumulated net investment loss		(11,189)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(429,781)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,326,393
Net Assets		$ 20,907,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,459,221 ÷ 283,978 shares)	$ 22.75

Maximum offering price per share (100/94.25 of $22.75)	$ 24.14
Class T: Net Asset Value and redemption price per share ($1,794,864 ÷ 79,979 shares)	$ 22.44

Maximum offering price per share (100/96.50 of $22.44)	$ 23.25
Class B: Net Asset Value and offering price per share ($239,491 ÷ 11,206 shares)A	$ 21.37

Class C: Net Asset Value and offering price per share ($2,515,368 ÷ 117,022 shares)A	$ 21.49

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,898,423 ÷ 430,000 shares)	$ 23.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2012

Investment Income
Dividends		$ 218,773
Interest		789
Income from Fidelity Central Funds		3,976
Total income		223,538

Expenses
Management fee Basic fee	$ 110,084
Performance adjustment	(4,764)
Transfer agent fees	39,486
Distribution and service plan fees	51,921
Accounting and security lending fees	1,734
Custodian fees and expenses	521
Independent trustees' compensation	129
Registration fees	721
Audit	112
Legal	69
Miscellaneous	184
Total expenses before reductions	200,197
Expense reductions	(1,159)	199,038
Net investment income (loss)		24,500
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	860,821
Other affiliated issuers	743
Foreign currency transactions	(162)
Total net realized gain (loss)		861,402
Change in net unrealized appreciation (depreciation) on: Investment securities	1,859,086
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		1,859,092
Net gain (loss)		2,720,494
Net increase (decrease) in net assets resulting from operations		$ 2,744,994

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,500	$ (45,595)
Net realized gain (loss)	861,402	606,286
Change in net unrealized appreciation (depreciation)	1,859,092	(772,221)
Net increase (decrease) in net assets resulting from operations	2,744,994	(211,530)
Distributions to shareholders from net investment income	(8,962)	-
Distributions to shareholders from net realized gain	(86,291)	(24,043)
Total distributions	(95,253)	(24,043)
Share transactions - net increase (decrease)	1,197,565	1,490,230
Total increase (decrease) in net assets	3,847,306	1,254,657

Net Assets
Beginning of period	17,060,061	15,805,404
End of period (including accumulated net investment loss of $11,189 and accumulated net investment loss of $22,699, respectively)	$ 20,907,367	$ 17,060,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.72	$ 19.96	$ 17.24	$ 13.36	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	(.05)	- I	.05
Net realized and unrealized gain (loss)	3.09	(.15)	2.81	3.89	(8.22)
Total from investment operations	3.12	(.20)	2.76	3.89	(8.17)
Distributions from net investment income	-	-	-	-	- I
Distributions from net realized gain	(.09)	(.04)	(.04)	(.01)	(.12)
Total distributions	(.09)	(.04)	(.04)	(.01)	(.12)
Net asset value, end of period	$ 22.75	$ 19.72	$ 19.96	$ 17.24	$ 13.36
Total Return A,B	15.84%	(1.04)%	16.07%	29.12%	(37.92)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.01%	1.08%	1.14%	1.19%	1.10%
Expenses net of fee waivers, if any	1.01%	1.08%	1.14%	1.19%	1.10%
Expenses net of all reductions	1.00%	1.07%	1.13%	1.18%	1.10%
Net investment income (loss)	.13%	(.23)%	(.28)%	-% F	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 6,459	$ 5,809	$ 5,603	$ 4,265	$ 2,614
Portfolio turnover rate E	47%	58%	47% H	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.46	$ 19.74	$ 17.08	$ 13.26	$ 21.56
Income from Investment Operations
Net investment income (loss) C	(.02)	(.10)	(.09)	(.04)	- H
Net realized and unrealized gain (loss) C	3.04	(.14)	2.78	3.86	(8.18)
Total from investment operations	3.02	(.24)	2.69	3.82	(8.18)
Distributions from net realized gain	(.04)	(.04)	(.03)	-	(.12)
Net asset value, end of period	$ 22.44	$ 19.46	$ 19.74	$ 17.08	$ 13.26
Total Return A,B	15.52%	(1.25)%	15.81%	28.81%	(38.13)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.32%	1.38%	1.45%	1.34%
Expenses net of fee waivers, if any	1.25%	1.32%	1.38%	1.45%	1.34%
Expenses net of all reductions	1.24%	1.32%	1.38%	1.44%	1.34%
Net investment income (loss)	(.11)%	(.48)%	(.52)%	(.25)%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,795	$ 1,640	$ 1,756	$ 1,557	$ 1,254
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.60	$ 18.95	$ 16.49	$ 12.88	$ 21.04
Income from Investment Operations
Net investment income (loss) C	(.14)	(.20)	(.19)	(.11)	(.10)
Net realized and unrealized gain (loss)	2.91	(.15)	2.68	3.72	(7.94)
Total from investment operations	2.77	(.35)	2.49	3.61	(8.04)
Distributions from net realized gain	-	-	(.03)	-	(.12)
Net asset value, end of period	$ 21.37	$ 18.60	$ 18.95	$ 16.49	$ 12.88
Total Return A,B	14.89%	(1.85)%	15.14%	28.03%	(38.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.89%	1.96%	2.01%	1.91%
Expenses net of fee waivers, if any	1.82%	1.89%	1.96%	2.00%	1.91%
Expenses net of all reductions	1.81%	1.89%	1.95%	1.99%	1.91%
Net investment income (loss)	(.68)%	(1.05)%	(1.10)%	(.81)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 239	$ 309	$ 410	$ 401	$ 313
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.70	$ 19.03	$ 16.55	$ 12.92	$ 21.10
Income from Investment Operations
Net investment income (loss) C	(.13)	(.19)	(.17)	(.11)	(.09)
Net realized and unrealized gain (loss)	2.92	(.14)	2.68	3.74	(7.97)
Total from investment operations	2.79	(.33)	2.51	3.63	(8.06)
Distributions from net realized gain	-	-	(.03)	-	(.12)
Net asset value, end of period	$ 21.49	$ 18.70	$ 19.03	$ 16.55	$ 12.92
Total Return A,B	14.92%	(1.73)%	15.21%	28.10%	(38.39)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.75%	1.83%	1.88%	1.95%	1.85%
Expenses net of fee waivers, if any	1.75%	1.83%	1.88%	1.95%	1.85%
Expenses net of all reductions	1.75%	1.82%	1.88%	1.94%	1.85%
Net investment income (loss)	(.62)%	(.98)%	(1.02)%	(.76)%	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,515	$ 2,133	$ 2,138	$ 1,799	$ 1,355
Portfolio turnover rate E	47%	58%	47% G	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 20.14	$ 17.39	$ 13.49	$ 21.84
Income from Investment Operations
Net investment income (loss) B	.09	.01	(.01)	.03	.09
Net realized and unrealized gain (loss)	3.12	(.15)	2.85	3.93	(8.30)
Total from investment operations	3.21	(.14)	2.84	3.96	(8.21)
Distributions from net investment income	(.02)	-	-	(.02)	(.02)
Distributions from net realized gain	(.13)	(.04)	(.09)	(.04)	(.12)
Total distributions	(.15)	(.04)	(.09)	(.06)	(.14)
Net asset value, end of period	$ 23.02	$ 19.96	$ 20.14	$ 17.39	$ 13.49
Total Return A	16.11%	(.73)%	16.34%	29.37%	(37.76)%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.81%	.89%	.96%	.86%
Expenses net of fee waivers, if any	.74%	.81%	.89%	.96%	.86%
Expenses net of all reductions	.74%	.81%	.89%	.95%	.85%
Net investment income (loss)	.39%	.03%	(.04)%	.24%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 9,898	$ 7,169	$ 5,898	$ 4,225	$ 2,793
Portfolio turnover rate D	47%	58%	47% F	58%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,444,974
Gross unrealized depreciation	(276,653)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,168,321

Tax Cost	$ 15,854,370

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (268,609)
Net unrealized appreciation (depreciation)	$ 5,168,321

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2015	$ (5,939)
2017	(149,558)
2018	(113,112)
Total with expiration	$ (268,609)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund acquired $5,939 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 95,253	$ 24,043

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,493,187 and $8,803,571, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 15,824	$ 391
Class T	.25%	.25%	8,968	47
Class B	.75%	.25%	2,912	2,192
Class C	.75%	.25%	24,217	3,870
			$ 51,921	$ 6,500

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,352
Class T	196
Class B*	333
Class C*	173
$ 2,054

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,092.21
Class T	3,551.20
Class B	780.27
Class C	4,950.20
Institutional Class	17,113.19
	$ 39,486

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $136 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,721. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,494, including $112 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,158 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Institutional Class	8,962	-
Total	$ 8,962	$ -
From net realized gain
Class A	$ 26,405	$ 10,098
Class T	3,128	3,142
Class B	-	-
Class C	-	-
Institutional Class	56,758	10,803
Total	$ 86,291	$ 24,043

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Class A
Shares sold	69,742	90,043	$ 1,537,976	$ 1,820,476
Reinvestment of distributions	1,068	439	24,021	9,175
Shares redeemed	(81,404)	(76,699)	(1,797,007)	(1,538,413)
Net increase (decrease)	(10,594)	13,783	$ (235,010)	$ 291,238
Class T
Shares sold	13,706	18,906	$ 297,340	$ 377,982
Reinvestment of distributions	128	139	2,849	2,869
Shares redeemed	(18,113)	(23,772)	(394,342)	(474,099)
Net increase (decrease)	(4,279)	(4,727)	$ (94,153)	$ (93,248)
Class B
Shares sold	265	510	$ 5,463	$ 9,732
Reinvestment of distributions	-	-	-	-
Shares redeemed	(5,694)	(5,503)	(118,394)	(105,005)
Net increase (decrease)	(5,429)	(4,993)	$ (112,931)	$ (95,273)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Class C
Shares sold	22,815	23,065	$ 474,829	$ 444,337
Reinvestment of distributions	-	-	-	-
Shares redeemed	(19,869)	(21,338)	(414,007)	(406,710)
Net increase (decrease)	2,946	1,727	$ 60,822	$ 37,627
Institutional Class
Shares sold	143,736	141,293	$ 3,208,589	$ 2,863,246
Reinvestment of distributions	2,421	404	55,102	8,538
Shares redeemed	(75,358)	(75,337)	(1,684,854)	(1,521,898)
Net increase (decrease)	70,799	66,360	$ 1,578,837	$ 1,349,886

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFI-UANN-0213
1.796411.109

Fidelity®

Series Opportunistic Insights Fund

Fidelity Series Opportunistic Insights Fund

Class F

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 6, 2012 to December 31, 2012). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value December 31, 2012	Expenses Paid During Period
Series Opportunistic Insights	1.00%
Actual		$ 1,000.00	$ 1,002.70	$ .71 B
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.08 C
Class F	.80%
Actual		$ 1,000.00	$ 1,002.80	$ .57 B
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 26/366 (to reflect the period December 6, 2012 to December 31, 2012).

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2012
% of fund's net assets
Google, Inc. Class A	4.9
Facebook, Inc. Class A	4.8
Apple, Inc.	4.5
Gilead Sciences, Inc.	4.0
MasterCard, Inc. Class A	3.6
Berkshire Hathaway, Inc. Class A	3.1
EOG Resources, Inc.	3.1
Amazon.com, Inc.	3.0
Biogen Idec, Inc.	2.4
Intuitive Surgical, Inc.	1.7
35.1
Top Five Market Sectors as of December 31, 2012
% of fund's net assets
Information Technology	33.6
Health Care	17.2
Consumer Discretionary	16.4
Financials	8.4
Industrials	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2012*
Stocks 98.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.7%
* Foreign investments	9.2%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 16.4%
Hotels, Restaurants & Leisure - 1.8%
Chipotle Mexican Grill, Inc. (a)	68,600	$ 20,405,756
Panera Bread Co. Class A (a)	116,200	18,456,046
Starbucks Corp.	515,000	27,614,300
		66,476,102
Household Durables - 0.8%
Lennar Corp. Class A	752,800	29,110,776
Internet & Catalog Retail - 4.7%
Amazon.com, Inc. (a)	436,400	109,597,496
priceline.com, Inc. (a)	55,900	34,725,080
TripAdvisor, Inc.	715,800	30,034,968
		174,357,544
Leisure Equipment & Products - 1.1%
Polaris Industries, Inc.	460,000	38,709,000
Media - 3.6%
Comcast Corp. Class A	994,300	37,166,934
Discovery Communications, Inc. (a)	301,400	19,132,872
Liberty Global, Inc. Class A (a)	613,300	38,631,767
Liberty Media Corp. Capital Series A (a)	336,200	39,002,562
		133,934,135
Specialty Retail - 2.9%
Foot Locker, Inc.	522,300	16,776,276
Home Depot, Inc.	571,400	35,341,090
PetSmart, Inc.	261,600	17,877,744
TJX Companies, Inc.	423,800	17,990,310
Urban Outfitters, Inc. (a)	493,000	19,404,480
		107,389,900
Textiles, Apparel & Luxury Goods - 1.5%
lululemon athletica, Inc. (a)	253,900	19,354,797
Michael Kors Holdings Ltd.	356,900	18,212,607
NIKE, Inc. Class B	373,600	19,277,760
		56,845,164
TOTAL CONSUMER DISCRETIONARY		606,822,621
CONSUMER STAPLES - 5.8%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR	209,800	18,338,618
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Boston Beer Co., Inc. Class A (a)	123,432	$ 16,595,432
The Coca-Cola Co.	732,500	26,553,125
		61,487,175
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	373,700	36,910,349
Wal-Mart Stores, Inc.	509,500	34,763,185
		71,673,534
Food Products - 0.5%
Associated British Foods PLC	773,800	19,769,304
Household Products - 0.7%
Colgate-Palmolive Co.	254,900	26,647,246
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	607,000	36,335,020
TOTAL CONSUMER STAPLES		215,912,279
ENERGY - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
EOG Resources, Inc.	941,500	113,723,785
Murphy Oil Corp.	657,500	39,154,125
Phillips 66	703,700	37,366,470
		190,244,380
FINANCIALS - 8.4%
Commercial Banks - 2.3%
HDFC Bank Ltd. sponsored ADR	435,800	17,745,776
M&T Bank Corp.	282,900	27,857,163
Wells Fargo & Co.	1,108,300	37,881,694
		83,484,633
Insurance - 5.0%
ACE Ltd.	227,400	18,146,520
Berkshire Hathaway, Inc. Class A (a)	856	114,755,360
Marsh & McLennan Companies, Inc.	524,500	18,079,515
The Chubb Corp.	237,500	17,888,500
The Travelers Companies, Inc.	250,900	18,019,638
		186,889,533
Real Estate Investment Trusts - 0.5%
American Tower Corp.	244,100	18,861,607
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
Realogy Holdings Corp.	488,200	$ 20,484,872
TOTAL FINANCIALS		309,720,645
HEALTH CARE - 17.2%
Biotechnology - 9.8%
Alexion Pharmaceuticals, Inc. (a)	201,200	18,874,572
Amgen, Inc.	625,300	53,975,896
Biogen Idec, Inc. (a)	608,500	89,248,695
Gilead Sciences, Inc. (a)	1,992,400	146,341,780
Onyx Pharmaceuticals, Inc. (a)	238,200	17,991,246
Regeneron Pharmaceuticals, Inc. (a)	203,600	34,829,852
		361,262,041
Health Care Equipment & Supplies - 3.2%
Baxter International, Inc.	566,000	37,729,560
Covidien PLC	316,700	18,286,258
Intuitive Surgical, Inc. (a)	129,760	63,630,411
		119,646,229
Health Care Providers & Services - 1.7%
Catamaran Corp. (a)	373,000	17,572,031
DaVita, Inc. (a)	259,400	28,671,482
Henry Schein, Inc. (a)	230,500	18,546,030
		64,789,543
Health Care Technology - 0.5%
Cerner Corp. (a)	235,700	18,299,748
Life Sciences Tools & Services - 1.0%
Mettler-Toledo International, Inc. (a)	86,645	16,748,479
Waters Corp. (a)	215,400	18,765,648
		35,514,127
Pharmaceuticals - 1.0%
Mylan, Inc. (a)	676,000	18,576,480
Novo Nordisk A/S Series B sponsored ADR	114,200	18,638,582
		37,215,062
TOTAL HEALTH CARE		636,726,750
INDUSTRIALS - 6.3%
Building Products - 0.5%
Fortune Brands Home & Security, Inc. (a)	635,900	18,580,998
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Generac Holdings, Inc.	558,500	$ 19,162,135
Roper Industries, Inc.	164,800	18,371,904
		37,534,039
Industrial Conglomerates - 0.5%
Danaher Corp.	344,200	19,240,780
Machinery - 0.8%
Deere & Co.	323,300	27,939,586
Professional Services - 1.0%
Verisk Analytics, Inc. (a)	744,200	37,954,200
Road & Rail - 2.5%
Canadian Pacific	373,000	37,836,232
Hertz Global Holdings, Inc. (a)	1,143,700	18,607,999
Union Pacific Corp.	297,100	37,351,412
		93,795,643
TOTAL INDUSTRIALS		235,045,246
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 0.5%
Motorola Solutions, Inc.	337,300	18,780,864
Computers & Peripherals - 5.9%
3D Systems Corp. (a)	403,700	21,537,395
Apple, Inc.	310,900	165,719,027
Stratasys Ltd. (a)	379,000	30,376,850
		217,633,272
Electronic Equipment & Components - 0.5%
Amphenol Corp. Class A	298,800	19,332,360
Internet Software & Services - 14.1%
eBay, Inc. (a)	533,800	27,234,476
Facebook, Inc. Class A	6,693,700	178,253,231
Google, Inc. Class A (a)	255,500	181,244,036
LinkedIn Corp. (a)	335,700	38,545,074
Rackspace Hosting, Inc. (a)	547,000	40,625,690
Yahoo!, Inc. (a)	2,875,700	57,226,430
		523,128,937
IT Services - 6.8%
Accenture PLC Class A	397,600	26,440,400
Alliance Data Systems Corp. (a)	840	121,598
Fidelity National Information Services, Inc.	1,018,500	35,453,985
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	270,700	$ 132,989,496
Visa, Inc. Class A	371,900	56,372,602
		251,378,081
Semiconductors & Semiconductor Equipment - 2.6%
ARM Holdings PLC sponsored ADR	1,009,900	38,204,517
ASML Holding NV	290,100	18,685,341
Samsung Electronics Co. Ltd.	26,896	38,896,142
		95,786,000
Software - 3.2%
CommVault Systems, Inc. (a)	557,300	38,849,383
Concur Technologies, Inc. (a)	297,700	20,100,704
NetSuite, Inc. (a)	309,400	20,822,620
ServiceNow, Inc.	628,500	18,873,855
Ultimate Software Group, Inc. (a)	199,700	18,853,677
		117,500,239
TOTAL INFORMATION TECHNOLOGY		1,243,539,753
MATERIALS - 5.5%
Chemicals - 4.4%
Ecolab, Inc.	506,500	36,417,350
Monsanto Co.	609,100	57,651,315
PPG Industries, Inc.	227,600	30,805,660
Sherwin-Williams Co.	247,300	38,039,686
		162,914,011
Containers & Packaging - 0.5%
Ball Corp.	417,100	18,665,225
Metals & Mining - 0.6%
Franco-Nevada Corp.	403,206	23,016,022
TOTAL MATERIALS		204,595,258
TOTAL COMMON STOCKS (Cost $3,644,597,026)		3,642,606,932
Money Market Funds - 2.2%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b) (Cost $80,385,813)	80,385,813	$ 80,385,813
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,724,982,839)		3,722,992,745
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(19,637,523)
NET ASSETS - 100%		$ 3,703,355,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,718
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 606,822,621	$ 606,822,621	$ -	$ -
Consumer Staples	215,912,279	196,142,975	19,769,304	-
Energy	190,244,380	190,244,380	-	-
Financials	309,720,645	309,720,645	-	-
Health Care	636,726,750	636,726,750	-	-
Industrials	235,045,246	235,045,246	-	-
Information Technology	1,243,539,753	1,204,643,611	38,896,142	-
Materials	204,595,258	204,595,258	-	-
Money Market Funds	80,385,813	80,385,813	-	-
Total Investments in Securities:	$ 3,722,992,745	$ 3,664,327,299	$ 58,665,446	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,644,597,026)	$ 3,642,606,932
Fidelity Central Funds (cost $80,385,813)	80,385,813
Total Investments (cost $3,724,982,839)		$ 3,722,992,745
Foreign currency held at value (cost $74,262)		74,032
Receivable for investments sold		6,594,252
Receivable for fund shares sold		120,211
Dividends receivable		839,408
Distributions receivable from Fidelity Central Funds		6,718
Other receivables		12,746
Total assets		3,730,640,112

Liabilities
Payable to custodian bank	$ 1,392,498
Payable for investments purchased	501,018
Payable for fund shares redeemed	23,291,848
Accrued management fee	1,295,415
Other affiliated payables	296,515
Other payables and accrued expenses	507,596
Total liabilities		27,284,890

Net Assets		$ 3,703,355,222
Net Assets consist of:
Paid in capital		$ 3,697,019,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,324,866
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,989,489)
Net Assets		$ 3,703,355,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

December 31, 2012

Series Opportunistic Insights: Net Asset Value, offering price and redemption price per share ($1,803,957,603 ÷ 180,089,181 shares)	$ 10.02

Class F: Net Asset Value, offering price and redemption price per share ($1,899,397,619 ÷ 189,614,403 shares)	$ 10.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period December 6, 2012 (commencement of operations) to December 31, 2012

Investment Income
Dividends		$ 3,023,844
Special dividends		440,000
Interest		420
Income from Fidelity Central Funds		6,718
Total income		3,470,982

Expenses
Management fee	$ 1,295,415
Transfer agent fees	228,394
Accounting fees and expenses	68,121
Custodian fees and expenses	26,668
Registration fees	441,950
Audit	38,979
Total expenses before reductions	2,099,527
Expense reductions	(12,746)	2,086,781
Net investment income (loss)		1,384,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,754,183
Foreign currency transactions	(18,216)
Total net realized gain (loss)		9,735,967
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,990,094)
Assets and liabilities in foreign currencies	605
Total change in net unrealized appreciation (depreciation)		(1,989,489)
Net gain (loss)		7,746,478
Net increase (decrease) in net assets resulting from operations		$ 9,130,679

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,384,201
Net realized gain (loss)	9,735,967
Change in net unrealized appreciation (depreciation)	(1,989,489)
Net increase (decrease) in net assets resulting from operations	9,130,679
Distributions to shareholders from net investment income	(2,795,302)
Share transactions - net increase (decrease)	3,697,019,845
Total increase (decrease) in net assets	3,703,355,222

Net Assets
Beginning of period	-
End of period	$ 3,703,355,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Opportunistic Insights

Period ended December 31,	Period ended December 31, 2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	- G,J
Net realized and unrealized gain (loss)	.03
Total from investment operations	.03
Distributions from net investment income	(.01)
Net asset value, end of period	$ 10.02
Total Return B,C	.27%
Ratios to Average Net Assets E,I
Expenses before reductions	1.00% A
Expenses net of fee waivers, if any	1.00% A
Expenses net of all reductions	1.00% A
Net investment income (loss)	.49% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,803,958
Portfolio turnover rate F	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to less than $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .30%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended December 31,	Period ended December 31, 2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	- G,J
Net realized and unrealized gain (loss)	.03
Total from investment operations	.03
Distributions from net investment income	(.01)
Net asset value, end of period	$ 10.02
Total Return B,C	.28%
Ratios to Average Net Assets E,I
Expenses before reductions	.80% A
Expenses net of fee waivers, if any	.80% A
Expenses net of all reductions	.80% A
Net investment income (loss)	.69% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,899,398
Portfolio turnover rate F	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to less than $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

Fidelity® Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Opportunistic Insights and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 44,571,865
Gross unrealized depreciation	(47,188,054)
Net unrealized appreciation (depreciation) on securities and other investments	$ (2,616,189)

Tax Cost	$ 3,725,608,934

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,950,961
Net unrealized appreciation (depreciation)	$ (2,615,584)

The tax character of distributions paid was as follows:

December 31, 2012
Ordinary Income	$ 2,795,302

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,994,877,620 and $2,359,988,697, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Opportunistic Insights as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until December 1, 2013. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Series Opportunistic Insights	$ 228,394.20

* Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,214 for the period.

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities valued at $3,720,086,995 in exchange for 372,008,700 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 8: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,746 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended December 31,	2012 A
From net investment income
Series Opportunistic Insights	$ 1,265,374
Class F	1,529,928
Total	$ 2,795,302

A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended December 31,	Period ended December 31, 2012 A	Period ended December 31, 2012 A
Series Opportunistic Insights
Shares sold	180,776,400 B	$ 1,807,763,739B
Reinvestment of distributions	126,159	1,265,374
Shares redeemed	(813,378)	(8,121,063)
Net increase (decrease)	180,089,181	$ 1,800,908,050
Class F
Shares sold	191,283,348 B	$ 1,912,830,854 B
Reinvestment of distributions	152,535	1,529,928
Shares redeemed	(1,821,480)	(18,248,987)
Net increase (decrease)	189,614,403	$ 1,896,111,795

A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

B Amount includes in-kind exchanges (See Note 5: Exchanges In-Kind).

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Opportunistic Insights Fund	02/19/13	02/15/13	$0.026
Class F	02/19/13	02/15/13	$0.026

Fidelity Series Opportunistic Insights Fund designates 28% and Class F designates 25% of the dividends distributed in December 2012, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Opportunistic Insights Fund designates 29% and Class F designates 26% of the dividends distributed in December 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

On September 19, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven Growth & Capital Appreciation selection, which the Board is familiar with through its supervision of other Fidelity funds that invest in such securities.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's proposed management fee and the projected total expense ratio of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

O1T-ANN-0213
1.951052.100

Fidelity Advisor®

Series Opportunistic Insights Fund

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 6, 2012 to December 31, 2012). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value December 31, 2012	Expenses Paid During Period
Actual	1.18%	$ 1,000.00	$ 1,005.40	$ .84 A
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.20	$ 5.99 B

A Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 26/366 (to reflect the period December 6, 2012 to December 31, 2012).

B Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2012
% of fund's net assets
Google, Inc. Class A	4.9
Facebook, Inc. Class A	4.8
Apple, Inc.	4.4
Gilead Sciences, Inc.	3.9
MasterCard, Inc. Class A	3.6
Berkshire Hathaway, Inc. Class A	3.1
EOG Resources, Inc.	3.1
Amazon.com, Inc.	3.0
Biogen Idec, Inc.	2.4
Intuitive Surgical, Inc.	1.8
35.0
Top Five Market Sectors as of December 31, 2012
% of fund's net assets
Information Technology	33.5
Health Care	17.3
Consumer Discretionary	16.3
Financials	8.4
Industrials	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2012*
Stocks 98.0%
Convertible Securities 0.2%
Short-Term Investments and Net Other Assets (Liabilities) 1.8%
* Foreign investments	9.2%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 1.8%
Chipotle Mexican Grill, Inc. (a)	8,900	$ 2,647,394
Panera Bread Co. Class A (a)	15,100	2,398,333
Starbucks Corp.	66,700	3,576,454
		8,622,181
Household Durables - 0.8%
Lennar Corp. Class A	97,600	3,774,192
Internet & Catalog Retail - 4.7%
Amazon.com, Inc. (a)	56,500	14,189,410
priceline.com, Inc. (a)	7,200	4,472,640
TripAdvisor, Inc.	92,800	3,893,888
		22,555,938
Leisure Equipment & Products - 1.0%
Polaris Industries, Inc.	59,600	5,015,340
Media - 3.6%
Comcast Corp. Class A	128,800	4,814,544
Discovery Communications, Inc. (a)	39,100	2,482,068
Liberty Global, Inc. Class A (a)	79,500	5,007,705
Liberty Media Corp. Capital Series A (a)	43,600	5,058,036
		17,362,353
Specialty Retail - 2.9%
Foot Locker, Inc.	67,700	2,174,524
Home Depot, Inc.	74,000	4,576,900
PetSmart, Inc.	33,900	2,316,726
TJX Companies, Inc.	54,900	2,330,505
Urban Outfitters, Inc. (a)	63,900	2,515,104
		13,913,759
Textiles, Apparel & Luxury Goods - 1.5%
lululemon athletica, Inc. (a)	32,900	2,507,967
Michael Kors Holdings Ltd.	46,200	2,357,586
NIKE, Inc. Class B	48,400	2,497,440
		7,362,993
TOTAL CONSUMER DISCRETIONARY		78,606,756
CONSUMER STAPLES - 5.8%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR	27,200	2,377,552
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Boston Beer Co., Inc. Class A (a)	16,531	$ 2,222,593
The Coca-Cola Co.	94,900	3,440,125
		8,040,270
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	48,400	4,780,468
Wal-Mart Stores, Inc.	66,000	4,503,180
		9,283,648
Food Products - 0.5%
Associated British Foods PLC	100,300	2,562,498
Household Products - 0.7%
Colgate-Palmolive Co.	33,000	3,449,820
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	78,700	4,710,982
TOTAL CONSUMER STAPLES		28,047,218
ENERGY - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
EOG Resources, Inc.	122,000	14,736,380
Murphy Oil Corp.	85,200	5,073,660
Phillips 66	91,200	4,842,720
		24,652,760
FINANCIALS - 8.4%
Commercial Banks - 2.3%
HDFC Bank Ltd. sponsored ADR	56,500	2,300,680
M&T Bank Corp.	36,700	3,613,849
Wells Fargo & Co.	143,600	4,908,248
		10,822,777
Insurance - 5.0%
ACE Ltd.	29,500	2,354,100
Berkshire Hathaway, Inc. Class A (a)	111	14,880,660
Marsh & McLennan Companies, Inc.	68,000	2,343,960
The Chubb Corp.	30,800	2,319,856
The Travelers Companies, Inc.	32,500	2,334,150
		24,232,726
Real Estate Investment Trusts - 0.5%
American Tower Corp.	31,600	2,441,732
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
Realogy Holdings Corp.	63,300	$ 2,656,068
TOTAL FINANCIALS		40,153,303
HEALTH CARE - 17.1%
Biotechnology - 9.6%
Alexion Pharmaceuticals, Inc. (a)	26,100	2,448,441
Amgen, Inc.	81,000	6,991,920
Biogen Idec, Inc. (a)	78,800	11,557,596
Gilead Sciences, Inc. (a)	258,200	18,964,790
Onyx Pharmaceuticals, Inc. (a)	25,000	1,888,250
Regeneron Pharmaceuticals, Inc. (a)	26,400	4,516,248
		46,367,245
Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	73,300	4,886,178
Covidien PLC	41,000	2,367,340
Intuitive Surgical, Inc. (a)	17,340	8,503,016
		15,756,534
Health Care Providers & Services - 1.7%
Catamaran Corp. (a)	48,300	2,275,413
DaVita, Inc. (a)	33,600	3,713,808
Henry Schein, Inc. (a)	29,900	2,405,754
		8,394,975
Health Care Technology - 0.5%
Cerner Corp. (a)	30,500	2,368,020
Life Sciences Tools & Services - 1.0%
Mettler-Toledo International, Inc. (a)	11,955	2,310,902
Waters Corp. (a)	27,900	2,430,648
		4,741,550
Pharmaceuticals - 1.0%
Mylan, Inc. (a)	87,600	2,407,248
Novo Nordisk A/S Series B sponsored ADR	14,800	2,415,508
		4,822,756
TOTAL HEALTH CARE		82,451,080
INDUSTRIALS - 6.3%
Building Products - 0.5%
Fortune Brands Home & Security, Inc. (a)	82,400	2,407,728
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Generac Holdings, Inc.	72,400	$ 2,484,044
Roper Industries, Inc.	21,400	2,385,672
		4,869,716
Industrial Conglomerates - 0.5%
Danaher Corp.	44,600	2,493,140
Machinery - 0.8%
Deere & Co.	41,900	3,620,998
Professional Services - 1.0%
Verisk Analytics, Inc. (a)	96,400	4,916,400
Road & Rail - 2.5%
Canadian Pacific	48,300	4,899,437
Hertz Global Holdings, Inc. (a)	148,200	2,411,214
Union Pacific Corp.	38,500	4,840,220
		12,150,871
TOTAL INDUSTRIALS		30,458,853
INFORMATION TECHNOLOGY - 33.5%
Communications Equipment - 0.5%
Motorola Solutions, Inc.	43,700	2,433,216
Computers & Peripherals - 5.8%
3D Systems Corp. (a)	52,300	2,790,205
Apple, Inc.	40,300	21,481,109
Stratasys Ltd. (a)	49,100	3,935,365
		28,206,679
Electronic Equipment & Components - 0.5%
Amphenol Corp. Class A	38,700	2,503,890
Internet Software & Services - 14.1%
eBay, Inc. (a)	69,200	3,530,584
Facebook, Inc. Class A	867,400	23,098,862
Google, Inc. Class A (a)	33,100	23,480,146
LinkedIn Corp. (a)	43,500	4,994,670
Rackspace Hosting, Inc. (a)	70,900	5,265,743
Yahoo!, Inc. (a)	372,600	7,414,740
		67,784,745
IT Services - 6.8%
Accenture PLC Class A	51,500	3,424,750
Alliance Data Systems Corp. (a)	200	28,952
Fidelity National Information Services, Inc.	132,000	4,594,920
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	35,100	$ 17,243,928
Visa, Inc. Class A	48,200	7,306,156
		32,598,706
Semiconductors & Semiconductor Equipment - 2.6%
ARM Holdings PLC sponsored ADR	130,900	4,951,947
ASML Holding NV	37,600	2,421,816
Samsung Electronics Co. Ltd.	3,485	5,039,897
		12,413,660
Software - 3.2%
CommVault Systems, Inc. (a)	72,200	5,033,062
Concur Technologies, Inc. (a)	38,600	2,606,272
NetSuite, Inc. (a)	40,100	2,698,730
ServiceNow, Inc.	81,400	2,444,442
Ultimate Software Group, Inc. (a)	25,900	2,445,219
		15,227,725
TOTAL INFORMATION TECHNOLOGY		161,168,621
MATERIALS - 5.5%
Chemicals - 4.4%
Ecolab, Inc.	65,600	4,716,640
Monsanto Co.	78,900	7,467,885
PPG Industries, Inc.	29,500	3,992,825
Sherwin-Williams Co.	32,000	4,922,240
		21,099,590
Containers & Packaging - 0.5%
Ball Corp.	54,000	2,416,500
Metals & Mining - 0.6%
Franco-Nevada Corp.	52,300	2,985,417
TOTAL MATERIALS		26,501,507
TOTAL COMMON STOCKS (Cost $471,946,760)		472,040,098
Convertible Preferred Stocks - 0.2%
	Shares	Value
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00% (Cost $728,086)	3,700	$ 685,018

Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.18% (b) (Cost $12,206,885)	12,206,885	12,206,885
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $484,881,731)		484,932,001
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(3,454,663)
NET ASSETS - 100%		$ 481,477,338
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,316
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 78,606,756	$ 78,606,756	$ -	$ -
Consumer Staples	28,047,218	25,484,720	2,562,498	-
Energy	24,652,760	24,652,760	-	-
Financials	40,153,303	40,153,303	-	-
Health Care	83,136,098	83,136,098	-	-
Industrials	30,458,853	30,458,853	-	-
Information Technology	161,168,621	156,128,724	5,039,897	-
Materials	26,501,507	26,501,507	-	-
Money Market Funds	12,206,885	12,206,885	-	-
Total Investments in Securities:	$ 484,932,001	$ 477,329,606	$ 7,602,395	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $472,674,846)	$ 472,725,116
Fidelity Central Funds (cost $12,206,885)	12,206,885
Total Investments (cost $484,881,731)		$ 484,932,001
Foreign currency held at value (cost $5,033)		5,017
Receivable for investments sold		192,894
Receivable for fund shares sold		10,510
Dividends receivable		103,990
Distributions receivable from Fidelity Central Funds		2,316
Other receivables		3,816
Total assets		485,250,544

Liabilities
Payable to custodian bank	$ 256,500
Payable for investments purchased	7,657
Payable for fund shares redeemed	3,151,299
Accrued management fee	168,269
Other affiliated payables	71,612
Other payables and accrued expenses	117,869
Total liabilities		3,773,206

Net Assets		$ 481,477,338
Net Assets consist of:
Paid in capital		$ 479,113,108
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,313,868
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,362
Net Assets, for 47,912,758 shares outstanding		$ 481,477,338
Net Asset Value, offering price and redemption price per share ($481,477,338 ÷ 47,912,758 shares)		$ 10.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

For the period December 6, 2012 (commencement of operations) to December 31, 2012

Investment Income
Dividends		$ 363,008
Interest		11
Income from Fidelity Central Funds		2,316
Total income		365,335

Expenses
Management fee	$ 168,269
Transfer agent fees	59,837
Accounting fees and expenses	11,775
Custodian fees and expenses	24,040
Registration fees	57,249
Audit	36,579
Total expenses before reductions	357,749
Expense reductions	(3,816)	353,933
Net investment income (loss)		11,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,489,493
Foreign currency transactions	5,797
Total net realized gain (loss)		2,495,290
Change in net unrealized appreciation (depreciation) on: Investment securities	50,270
Assets and liabilities in foreign currencies	92
Total change in net unrealized appreciation (depreciation)		50,362
Net gain (loss)		2,545,652
Net increase (decrease) in net assets resulting from operations		$ 2,557,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,402
Net realized gain (loss)	2,495,290
Change in net unrealized appreciation (depreciation)	50,362
Net increase (decrease) in net assets resulting from operations	2,557,054
Distributions to shareholders from net investment income	(192,824)
Share transactions Proceeds from sales of shares	482,071,583
Reinvestment of distributions	192,824
Cost of shares redeemed	(3,151,299)
Net increase (decrease) in net assets resulting from share transactions	479,113,108
Total increase (decrease) in net assets	481,477,338

Net Assets
Beginning of period	-
End of period	$ 481,477,338
Other Information Shares
Sold	48,207,153
Issued in reinvestment of distributions	19,167
Redeemed	(313,562)
Net increase (decrease)	47,912,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended December 31,	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment (loss) D	- I
Net realized and unrealized gain (loss)	.05
Total from investment operations	.05
Distributions from net investment income	- I
Net asset value, end of period	$ 10.05
Total Return B,C	.54%
Ratios to Average Net Assets E,H
Expenses before reductions	1.18% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 481,477
Portfolio turnover rate F	68% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

Fidelity® Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,228,770
Gross unrealized depreciation	(6,286,755)
Net unrealized appreciation (depreciation) on securities and other investments	$ (57,985)

Tax Cost	$ 484,989,986

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,422,122
Net unrealized appreciation (depreciation)	$ (57,893)

The tax character of distributions paid was as follows:

December 31, 2012
Ordinary Income	$ 192,824

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $785,374,328 and $315,178,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until December 1, 2013. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was ..56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,335 for the period.

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities valued at $482,061,053 in exchange for 48,206,105 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Annual Report

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,816 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Opportunistic Insights Fund	02/19/13	02/15/13	$0.053

The fund designates 41% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 43% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

On September 19, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven Growth & Capital Appreciation selection, which the Board is familiar with through its supervision of other Fidelity funds that invest in such securities.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's proposed management fee and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AO1TI-ANN-0213
1.950951.100

Item 2. Code of Ethics

As of the end of the period, December 31, 2012, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund and Fidelity Series Opportunistic Insights Fund (the "Funds"):

Services Billed by PwC

December 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$78,000	$-	$4,500	$9,500
Fidelity Advisor Series Opportunistic Insights Fund	$39,000	$-	$4,300	$-
Fidelity Contrafund	$215,000	$-	$4,500	$31,200
Fidelity Series Opportunistic Insights Fund	$42,000	$-	$4,300	$-

December 31, 2011 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$70,000	$-	$9,000	$8,900
Fidelity Advisor Series Opportunistic Insights Fund	$-	$-	$-	$-
Fidelity Contrafund	$202,000	$-	$9,000	$29,400
Fidelity Series Opportunistic Insights Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund commenced operations on December 6, 2012.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2012A,B	December 31, 2011 B
Audit-Related Fees	$4,805,000	$3,845,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2012 A,B	December 31, 2011 A,B
PwC	$5,670,000	$5,105,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 27, 2013